PROSPECTUS

SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA


                                      EPVUL


                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This prospectus describes EPVUL , a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company of America (the "Company," "Manufacturers Life of America," "we" or "us").


         The Policy is designed to provide lifetime insurance protection together with flexibility as to:

-        the timing and amount of premium payments,

-        the investments underlying the Policy Value, and

-        the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

THE POLICY IS NOT SUITABLE FOR SHORT TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The Manufacturers Life Insurance Company of America
                              38500 Woodward Avenue

                        Bloomfield Hills, Michigan 48304


                  THE DATE OF THIS PROSPECTUS IS July 16 , 2001

TABLE OF CONTENTS

         DEFINITIONS...............................................................................................   4
         POLICY SUMMARY............................................................................................   6

              General..............................................................................................   6
              Death  Benefits......................................................................................   6
              Optional Term Rider..................................................................................   6
              Cash Value Enhancement Riders........................................................................   6
              Premiums.............................................................................................   6
              Policy Value.........................................................................................   7
              Policy Loans.........................................................................................   7
              Surrender and Partial Withdrawals....................................................................   7
              Lapse and Reinstatement..............................................................................   7
              Charges and Deductions...............................................................................   7
              Investment Options and Investment Advisers...........................................................   8
              Investment Management Fees and Expenses..............................................................   8
              Table of Charges and Deductions......................................................................   8
              Table of Investment Management Fees and Expenses.....................................................  10
              Table of Investment Options and Investment Subadvisers...............................................  10
         GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND THE TRUST...............  11
              Manufacturers Life of America........................................................................  11
              The Separate Account.................................................................................  11
              The Trust............................................................................................  12
              Investment Objectives of the Portfolios..............................................................  12
         ISSUING A POLICY..........................................................................................  13
              Requirements.........................................................................................  13
              Temporary Insurance Agreement........................................................................  14
              Right to Examine the Policy..........................................................................  14
              Life Insurance Qualification.........................................................................  14
         DEATH BENEFITS............................................................................................  15
              Death Benefit Options................................................................................  15
              Changing the Death Benefit Option....................................................................  16
              Changing the Face Amount.............................................................................  17
         PREMIUM PAYMENTS..........................................................................................  17
              Initial Premiums.....................................................................................  17
              Subsequent Premiums..................................................................................  18
              Maximum Premium Limitation...........................................................................  18
              Premium Allocation...................................................................................  18
         CHARGES AND DEDUCTIONS....................................................................................  18
              Premium Charges......................................................................................  18
              Surrender Charges....................................................................................  18
              Monthly Deductions...................................................................................  20
              Charges for Transfers................................................................................  22
              Reduction in Charges.................................................................................  22
         SPECIAL PROVISIONS FOR EXCHANGES..........................................................................  22
         COMPANY TAX CONSIDERATIONS................................................................................  22
         POLICY VALUE..............................................................................................  22
              Determination of the Policy Value....................................................................  22
              Units and Unit Values................................................................................  23
              Transfers of Policy Value............................................................................  23
         POLICY LOANS..............................................................................................  24
              Effect of Policy Loan................................................................................  24

              Interest Charged on Policy Loans.....................................................................  24
         POLICY SURRENDER AND PARTIAL WITHDRAWALS..................................................................  25
              Policy Surrender.....................................................................................  25
              Partial Withdrawals..................................................................................  25
         LAPSE AND REINSTATEMENT...................................................................................  26
              Lapse................................................................................................  26
              No-Lapse Guarantee...................................................................................  26
              No-Lapse Guarantee Cumulative Premium Test...........................................................  27
              Reinstatement........................................................................................  27
         THE GENERAL ACCOUNT.......................................................................................  28
              Fixed Account........................................................................................  28
         OTHER PROVISIONS OF THE POLICY............................................................................  28
              Cash Value Enhancement Riders........................................................................  28
              Policyowner Rights...................................................................................  29
              Beneficiary..........................................................................................  29
              Validity.............................................................................................  30
              Misstatement of Age or Sex...........................................................................  30
              Suicide Exclusion....................................................................................  30
              Supplementary Benefits...............................................................................  30
         TAX TREATMENT OF THE POLICY...............................................................................  30
              Life Insurance Qualification.........................................................................  30
              Tax Treatment of Policy Benefits.....................................................................  32
              Alternate Minimum Tax................................................................................  35
              Income Tax Reporting.................................................................................  35
         OTHER INFORMATION.........................................................................................  35
              Payment of Proceeds..................................................................................  35
              Reports to Policyowners..............................................................................  35
              Distribution of the Policies.........................................................................  36
              Responsibilities of Manufacturers Life...............................................................  36
              Voting Rights........................................................................................  36
              Substitution of Portfolio Shares.....................................................................  37
              Records and Accounts.................................................................................  37
              State Regulations....................................................................................  37
              Litigation...........................................................................................  37
              Independent Auditors.................................................................................  37
              Further Information..................................................................................  37
              Officers and Directors...............................................................................  38
              Optional Term Rider..................................................................................  40
         ILLUSTRATIONS.............................................................................................  40
         APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS..............  A-1
          AUDITED FINANCIAL STATEMENTS.............................................................................  B-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED THEREIN. NO CLAIM IS MADE THAT THIS VARIABLE LIFE INSURANCE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A

MUTUAL FUND.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.


        EPVUL 07/200

DEFINITIONS

Additional Rating

is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification. Age on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday. Attained Age is the Age at issue plus the number of whole years that have elapsed since the Policy Date. Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.

Cash Surrender Value

is the Policy Value less the Surrender Charge and any outstanding monthly deductions due. Gross Withdrawal is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Effective Date

is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. The Company will take the first Monthly Deduction on the Effective Date.

Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company. Investment Account is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date

is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Validity provisions of the Policy are measured.

Life Insured

is the person whose life is insured under this Policy.

Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Loan Interest Credited Differential

is the difference between the rate of interest charged on a Policy Loan and the rate of interest credited to amounts in the Loan Account.

Maximum Loanable Amount

is 100% of the Policy Net Cash Surrender Value less estimated charges to the next Policy anniversary, including loan interest.

Minimum Death Benefit

is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured.

Monthly No-Lapse Guarantee Premium
is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value
is the Cash Surrender Value less the Policy Debt.

Net Policy Value
is the Policy Value less the value in the Loan Account.

Net Premium
is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee

is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period

is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) twenty years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements. Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.

No-Lapse Guarantee Premium

is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

-        the Face Amount of insurance changes.

-        a Supplementary Benefit is added, changed or terminated.

-        the Risk Classification of the life insured changes.

- a temporary Additional Rating is added (due to a face amount increase), or terminated.

-        the death benefit option changes.

No-Lapse Guarantee Cumulative Premium

is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test

is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any Gross Withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date

is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)      is the total amount of loans borrowed as of such date;

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

(c) is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)      is the total amount of loan repayments as of such date.

Policy Value
is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Premium Death Benefit Account is the sum of

premiums paid to date less any Gross Withdrawals, but is not less than zero.

Service Office Address
is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period

is the period following the Policy Date or following any increase in Face Amount during which the Company will assess Surrender Charges. Surrender Charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Surrender Charge Premium Limit

is used to determine the Surrender Charge. The Surrender Charge Premium Limit for the initial Face Amount is stated in the Policy. The Company will advise the policyowner of the Surrender Charge Premium Limit for any increase in Face Amount.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.

POLICY SUMMARY

GENERAL

We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states and the terms of your Policy and any endorsement or rider supersede the disclosure in this prospectus.

DEATH  BENEFITS

There are three death benefit options. Under Option 1, the death benefit is the FACE AMOUNT OF THE POLICY at the date of death. Under Option 2, the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death. Under Option 3, the death benefit is the FACE AMOUNT PLUS THE PREMIUM DEATH BENEFIT ACCOUNT at the date of death. If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only. The actual death benefit will be the greater of the death benefit under the applicable death benefit option or the Minimum Death Benefit. The Minimum Death Benefit is on any date the Policy Value on that date multiplied by the applicable minimum death benefit percentage for the Attained Age of the life insured. A table of Minimum Death Benefit Percentages is located under "Death Benefits - Minimum Death Benefit." You may change the death benefit option and increase or decrease the Face Amount subject to the limitations described in this Prospectus.

OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider") which provides an additional insurance amount which is level term life insurance. The benefit of the Term Rider is that the cost of insurance will always be less than or equal to the cost of insurance under the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT THE LIFE INSURED'S ATTAINED AGE 100.

CASH VALUE ENHANCEMENT RIDERS

The Policy may be issued with one of two optional Cash Value Enhancement riders. The benefit of either rider is that the Cash Surrender Value under the Policy will be enhanced during the period for which Surrender Charges apply. The decision to add one of these two riders must be made at issuance of the Policy and, once made, is irrevocable. Adding either of these riders will result in different premium and asset-based risk charges under the Policy.

PREMIUMS

You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed the Maximum Loanable Amount. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of or the death benefit under the Policy and an assessment of a portion of the Surrender Charges to which the Policy is subject.

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charge and outstanding monthly deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

         We assess certain charges and deductions in connection with the Policy. These include:

         -        charges deducted from premiums paid,

         - monthly deductions for administration, asset-based risk and cost of insurance charges,

         -        charges assessed on surrender or lapse, and

         - if applicable, a charge for any supplementary benefits added to the Policy.

The charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of the charges assessed monthly for the cost of insurance and administrative expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

The Policy may be issued with either one of the two optional Cash Value Enhancement riders which we offer. In the case of the Cash Value Enhancement rider, the Surrender Charge is reduced. In the case of the Cash Value Enhancement Plus rider, the Surrender Charge is eliminated. If a Policy is issued with either of these riders, it will have different premium charges and the same or higher asset-based risk charges as noted under the "Table of Charges and Deductions."

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.


Allocating net premiums only to one or a small number of the investment options should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.


INVESTMENT MANAGEMENT FEES AND EXPENSES

Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.

TABLE OF CHARGES AND DEDUCTIONS

The table below sets forth the charges and deductions for the Policy. The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either one of these riders to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed below.


  Premium Charges:               The Policy provides for a deduction of 7.5% of the premium paid during the first 10
                                 Policy Years and 5.0% of each premium paid thereafter. Where the Cash Value Enhancement
                                 Rider is used, the premium charges are increased to 8.5% of the premium paid during the first 10 Policy Years and 5.5% thereafter. Where the Cash Value Enhancement Plus Rider is used, the premium charges are 3.25% for the first 10 Policy Years and 2.25%
                                 thereafter.

  Monthly Deductions:            An administration charge of $40 plus a per $1000 of Face Amount charge per Policy Month is deducted in the first five Policy Years. In subsequent years, the administration charge is $20 plus a per $1000 of Face Amount charge per Policy Month. The monthly charge per $1000 of Face Amount varies by the Age of the life insured at issuance (or the Attained Age of the life insured at the time of an increase) and the death benefit option in effect. It applies to the initial Face Amount for the first 10 Policy Years and thereafter to the initial Face Amount less any decreases. (See the chart under
                                 "Charges and Deductions - Administration Charge" for the exact per $1000 Face Amount charge.) The monthly administration charge does not vary with the Cash Value
                                 Enhancement options.

                                 A monthly asset-based risk charge is assessed against the Investment Accounts at an annual rate of 0.15%. This rate is guaranteed not to exceed 0.45%. Where the Cash Value
                                 Enhancement Rider is used, the asset-based risk charges are the same as those provided in the Policy - an annual rate of 0.15% guaranteed not to exceed 0.45%. Where the Cash
                                 Value Enhancement Plus Rider is used, the current asset-based risk charges are at an annual rate of 1.00% for the first 15 Policy Years and 0.25% thereafter. The guaranteed rates are 1.30% for the first 15 Policy Years and 0.55% thereafter.

                                 A cost of insurance charge is assessed monthly based on the amount at risk under the
                                 Policy. The rate of this charge does not vary with the Cash Value Enhancement options.

         Surrender               Charges: A Surrender Charge is assessed upon surrender of the Policy, a partial withdrawal of Net Cash Surrender Value or lapse of the Policy occurring during the first 10 years following the Policy Date or the effective date of a Face Amount increase. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

                                 The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the Grading Percentage, where:

                                 (i) is the Rate per $1000 of initial Face Amount (or Face Amount increase); (ii) is 80%
                                 of the lesser of (a) the premiums paid per $1000 of Face Amount during the first two
                                 Policy Years (or premiums attributable to each $1000 of Face Amount increase for the two years following the increase) or (b) the Surrender Charge Premium Limit set out in
                                 the Policy for the initial Face Amount (or furnished by the Company with respect to a
                                 Face Amount increase); and (iii) is the initial Face Amount (or Face Amount increase)
                                 divided by 1000.

                                 The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy. The Rate per $1000 of Face Amount increase is based on the life insured's Attained Age at the time of the increase. (See the chart under "Charges and
                                 Deductions - Surrender Charges" for the exact Rate per $1000 of initial Face Amount.)

                                 The Grading Percentage starts at 100% for the first Policy Month and grades down by
                                 .833% each subsequent Policy Month reaching zero at the end of 10 years.

                                 If the Policy is issued with a Cash Value Enhancement Rider, the Surrender Charge calculated as described above is reduced by 80% for a surrender, withdrawal or lapse occurring in the first two Policy Years, 60% in the third policy Year, 40% in the fourth policy Year and 20% in the fifth Policy Year.

                                 If the Policy is issued with a Cash Value Enhancement Plus Rider, there is no Surrender
                                 Charge.

         Loan Charges:           A fixed loan interest rate of 5.25% is charged during the first 10 Policy Years and 4%
                                 thereafter. Interest is credited to amounts in the Loan Account at a rate of 4%. This rate is guaranteed not to be less than 4.00% during the first 10 policy years and 3.50%
                                 thereafter.

         Transfer Charge:        A charge of $25 per transfer is assessed for each transfer in excess of 12 in a Policy
                                 Year.

         Dollar Cost             The charge  for a transfer  made under the  Dollar  Cost  Averaging  program  will not
         Averaging Charge:       exceed $5.

         Asset Allocation        The charge for a transfer made under the Asset  Allocation  Balancer  program will not
         Balancer  Charge:       exceed $15.

TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES


TRUST ANNUAL EXPENSES

(as a percentage of Trust average net assets for the fiscal year ended December 31, 2000)


                 --------------------------------     -------------------     -----------------------     -----------------
                 TRUST PORTFOLIO                      MANAGEMENT              OTHER EXPENSES                  TOTAL TRUST
                                                      FEES                     (AFTER EXPENSE               ANNUAL EXPENSES
                                                                              REIMBURSEMENT)              (AFTER EXPENSE
                                                                                                          REIMBURSEMENT)
                 --------------------------------     -------------------     -----------------------     -----------------
                   Real Estate Securities             0.800%                  0.060%                      0.860%
                 --------------------------------     -------------------     -----------------------     -----------------
                 Money Market                         0.500%                  0.040%                      0.540%
                 --------------------------------     -------------------     -----------------------     -----------------
                 Small Cap Index                      0.525%                  0.075%B                     0.600% C
                 --------------------------------     -------------------     -----------------------     -----------------
                 International Index                  0.550%                  0.050%B                     0.600% C
                 --------------------------------     -------------------     -----------------------     -----------------
                 Mid Cap Index                        0.525%                  0.075%B                     0.600% C
                 --------------------------------     -------------------     -----------------------     -----------------
                    Total Stock Market Index          0.525%                  0.075%B                     0.600% C
                 --------------------------------     -------------------     -----------------------     -----------------
                 500 Index                            0.525%                  0.025%B                     0.550% C
                 --------------------------------     -------------------     -----------------------     -----------------
                 Small Mid-Cap Growth                 0.950%                  0.100% D                    1.050% A
                 --------------------------------     -------------------     -----------------------     -----------------
                 Small-Mid Cap                        1.100%                  0.100% D                    1.200% A
                 --------------------------------     -------------------     -----------------------     -----------------
                 International Equity Select          1.050%                  0.150% D                    1.200% A
                 --------------------------------     -------------------     -----------------------     -----------------
                 Select Growth                        0.950%                  0.100% D                    1.050% A
                 --------------------------------     -------------------     -----------------------     -----------------
                 Global Equity Select                 1.050%                  0.150% D                    1.200% A
                 --------------------------------     -------------------     -----------------------     -----------------
                 Core Value                           0.950%                  0.100% D                    1.050% A
                 --------------------------------     -------------------     -----------------------     -----------------
                 High Grade Bond                      0.750%                  0.100% D                    0.850% A
                 --------------------------------     -------------------     -----------------------     -----------------



A    Based on estimates to be made during the current fiscal year.




B MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 0.097% and 0.650%, respectively, for the International Index Trust, 0.125% and 0.650%, respectively, for the Small Cap Index Trust, and 0.164% and 0.690%, respectively, for the Mid Cap Index Trust and 0.090% and 0.620%, respectively, for the Total Stock Market Index Trust. It is estimated that the expense reimbursement will not be effective during the year end December 31, 2001 for the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.



C Annualized - For the period May 1, 2000 (commencement of operations) to December 31, 2000.



D MSS has voluntarily agreed to pay expense of each portfolio that exceed the following amounts: .15% for the International Equity Select Trust and Global Equity Select Trust and .10% for the Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust and High Grade Bond Trust . If such expense reimbursement were not in effect, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be 2.94% and 3.99%, respectively, for the International Equity Select Trust, 2.75% and 3.80%, respectively, for the Global Equity Select Trust, 3.02% and 3.97%, respectively, for the Small-Mid Cap Growth Trust, 2.99% and 4.09%, respectively, for the Small-Mid Cap Trust, 3.38% and 4.33%, respectively, for the Select Growth Trust, 3.14% and 4.09%, respectively, for the Core Value Trust and 3.19% and 3.94%, respectively, for the High Grade Bond Trust. It is estimated that the expense reimbursement will remain in effect during the year end December 31, 2001. The expense reimbursement may be terminated at any time by MSS.


TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS


The subadvisers to the Trust portfolios set forth in this prospectus are listed below. Both Manufacturers Adviser Corporation ("MAC") and MSS, the adviser, are affiliates of ours.



        -----------------------------------------------------      ---------------------------------
        SUBADVISER                                                 Portfolio
        -----------------------------------------------------      ---------------------------------
        Allegiance Capital, Inc                                    High Grade Bond Trust
        -----------------------------------------------------      ---------------------------------
         Cohen & Steers Capital Management, Inc                    Real Estate Securities Trust
        -----------------------------------------------------      ---------------------------------
        Kayne Anderson Rudnick Investment Management, LLC          Small-Mid Cap Trust
        -----------------------------------------------------      ---------------------------------
        Lazard Asset Management                                    Global Equity Select Trust
                                                                   International Equity Select Trust
        -----------------------------------------------------      ---------------------------------

        Manufacturers Adviser Corporation                          Money Market Trust
                                                                   Index Trusts
        -----------------------------------------------------      ---------------------------
        Navellier Management Inc.                                  Small-Mid Cap Growth Trust
        -----------------------------------------------------      ---------------------------
        Rorer Asset Management, LLC                                Core Value Trust
        -----------------------------------------------------      ---------------------------
        Roxbury Capital Management, LLC                            Select Growth Trust
        -----------------------------------------------------      ---------------------------

GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND THE TRUST

MANUFACTURERS LIFE OF AMERICA

We are a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.

RATINGS

Manufacturers Life of America has received the following ratings from independent rating agencies:

                  Standard and Poor's Insurance Ratings Service:                AA+ (for financial strength)
                  A.M. Best Company:                                            A++ (for financial strength)
                  Fitch:                                                        AAA (for insurer financial strength)
                  Moody's Investors Service, Inc.:                              Aa2 (for financial strength)

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manufacturers Life of America as a measure of the Company's ability to honor the death benefit and no lapse guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the"1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.

THE TRUST

Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manufacturers Life of America may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:


The SMALL-MID CAP GROWTH TRUST seeks long-term growth of capital by investing principally in equity securities issued of fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.



The SMALL-MID CAP TRUST seeks to achieve long-term capital appreciation, with dividend income as a secondary consideration, by investing principally in common stocks of small and mid cap companies that the subadviser believes are of high quality.



The INTERNATIONAL EQUITY SELECT TRUST seeks long-term capital appreciation by investing primarily in equity securities, principal American Depository Receipts and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index that the subadviser believes are undervalued based on their earnings, cash flow or asset values.



The SELECT GROWTH TRUST seeks long-term growth of capital by investing primarily large-cap equity securities.



The GLOBAL EQUITY SELECT TRUST seeks long-term capital by investing primarily in equity securities, including American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World Index that the subadviser believes are undervalued based on their earnings, cash flow or asset values.


The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, substantially (at least 65% of total assets) in equity securities of real estate companies, such as real estate investment trusts ("REITs").


The CORE VALUE TRUST seeks long-term capital appreciation by investing, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $1 billion at the time of purchase.



The HIGH GRADE BOND TRUST seeks to maximize total return, consistent with the preservation of capital and prudent investment management , by investing primarily (at least 80% under normal market conditions) in investment grade, fixed income securities of varying maturities.


The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U.S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index.*

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index").*

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index.*

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index.*

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index.*





*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "Standard and Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)" is a trademark of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" above).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Validity are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:


1. the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and



2. the Issue Date will be the date the Company issues the Policy.


The initial premium must be received within 60 days after the Issue Date, and the life insured must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, we will cancel the Policy and return any partial premiums paid to the applicant.

MINIMUM INITIAL FACE AMOUNT


We will generally issue a Policy only if it has a Face Amount of at least $500,000.


BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, we will credit Net Premiums received prior to the Effective Date of a Policy with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and we reserve the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an Additional Rating assigned to it.

RIGHT TO EXAMINE THE POLICY

You may return a Policy for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy may be mailed or delivered to the Manufacturers Life of America agent who sold it or to our Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after we receive the returned Policy at our Service Office, we will refund to the policyowner an amount equal to either:

(1) the amount of all premiums paid or

(2) (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

     (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

     (c)  any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If you request an increase in Face Amount which results in new Surrender Charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.

CASH VALUE ACCUMULATION TEST

Under the Cash Value Accumulation Test ("CVAT"), the Policy Value may not at any time exceed the Net Single Premium. The Net Single Premium is the one payment that would be needed on a specific date to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

GUIDELINE PREMIUM TEST

Under the Guideline Premium Test, the sum of premiums paid into the Policy may not at any time exceed the Guideline Premium Limitation as of such time. The Guideline Premium Limitation is, as of any date, the greater of:

(a) the Guideline Single Premium, or

(b) the sum of the Guideline Level Premiums to such date.

If you elected this test, the Guideline Single Premium and the Guideline Level Premium are as set forth in the Policy.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable minimum death benefit percentage for the Attained Age of the life insured. See "Death Benefits - Minimum Death Benefit."

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit.

Changes to the Policy may affect the maximum amount of premiums, such as:

-        a change in the Policy's Face Amount.

-        a change in the death benefit option.

-        partial withdrawals.

-        addition or deletion of Supplementary Benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

DEATH BENEFITS

If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any Supplementary Benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after we receive a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

There are three death benefit options, described below. The actual death benefit is the amount shown below under the applicable death benefit option or, if greater, the Minimum Death Benefit as described below.

DEATH BENEFIT OPTION 1

Under Option 1, the death benefit is the Face Amount of the Policy at the date of death. DEATH BENEFIT OPTION 2 Under Option 2, the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death.

DEATH BENEFIT OPTION 3

Under Option 3, the death benefit is the Face Amount plus the Premium Death Benefit Account. The Premium Death Benefit Account is the sum of the premiums paid to date less any Gross Withdrawals, but not less than zero. Gross Withdrawals are the amounts of partial withdrawals plus any Surrender Charges applicable thereto.

If on the date of death of the insured, the Policy is being kept in force under the No-Lapse Guarantee provision, the death benefit will be the Face Amount of the Policy only.

If any partial withdrawals are made, the death benefit, whether it is Option 1, 2 or 3, will be less than it would be if no withdrawals were made. Making a partial withdrawal will result in a reduction in the Face Amount of insurance for Death

Benefit Option 1 and, in certain circumstances, Death Benefit Option 3. See "Policy Surrender and Partial Withdrawals - Reduction in Face Amount due to a Partial Withdrawal."

If the life insured should die during a grace period, the death benefit will be reduced by the amount of any monthly deductions due, and the Policy Value will be calculated as of the date of the default giving rise to the grace period.

MINIMUM DEATH BENEFIT.

The Minimum Death Benefit depends on whether the policyowner elected the Guideline Premium Test or the Cash Value Accumulation Test for qualification of the Policy as life insurance under the Code. See "Issuing a Policy - Life Insurance Qualification."

If you elected the Guideline Premium Test, the sum of the death benefit as described above and the benefit payable under any Supplementary Term Insurance on the life insured will never be less than the Policy Value at the date of death multiplied by the applicable minimum death benefit percentage in the table below.

---------------------------------------------------
       TABLE OF MINIMUM DEATH BENEFIT PERCENTAGES
---------------------------------------------------
     ATTAINED AGE             APPLICABLE PERCENTAGE

     40 and under                      250%
          45                           215%
          50                           185%
          55                           150%
          60                           130%
          65                           120%
          70                           115%
          75                           105%
          90                           105%
     95 and above                      100%


For ages not shown, the applicable percentage can be found by reducing the above applicable percentages proportionately.

If you elected the Cash Value Accumulation Test, on any date the sum of the death benefit as described above, plus the benefit payable under any Supplementary Term Insurance on the life insured, will always be equal to the amount required on such date to produce a Policy Value that does not exceed the Net Single Premium required to fund future benefits under the policy.

CHANGING THE DEATH BENEFIT OPTION


You may change the death benefit option as described below once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after we receive a written request for a change at our Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $500,000.


A change in the death benefit option will result in a change in the Policy's Face Amount in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

CHANGE FROM OPTION 3 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Premium Death Benefit Account as of the date of the change.

No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT

Subject to the limitations stated in this prospectus, you may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASE IN FACE AMOUNT

You may increase the Face Amount once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000 or such other Minimum Face Amount Increase as the Company may establish on 90 days written notice to you. An increase will become effective at the beginning of the Policy Month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE

An increase in Face Amount will usually result in the Policy being subject to new Surrender Charges. The new Surrender Charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the Surrender Charge Premium Limit associated with that increase. There will be no new Surrender Charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a right to examine with respect to any increase resulting in new Surrender Charges.

An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION


If you request to change both the Face Amount and the death benefit option in the same month, the death benefit option change shall be deemed to occur first. DECREASE IN FACE AMOUNT Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000 or such other Minimum Face Amount Decrease as the Company may establish on 90 days written notice to you. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date we approve the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the Policy to fall below the minimum Face Amount of $500,000.


PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium. (For policies issued in the state of Florida, the minimum initial premium is one-twelfth of the No-Lapse Guarantee Value Deduction (which is set forth in the Table of Values in your policy).

On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. We will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day we receive the premiums at our Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 3% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total allocation equals 100. You may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. Changes may also be made by telephone if a valid authorization form is on file with us.

CHARGES AND DEDUCTIONS

The Company makes various charges under the Policy. Charges are deducted from premiums, monthly from Policy Values and upon surrender of a Policy, a partial withdrawal or lapse of a Policy. These charges are discussed below.

The Policy may be issued with either one of two optional riders, the Cash Value Enhancement Rider and the Cash Value Enhancement Plus Rider. Adding either rider to the Policy will alter certain charges under the Policy. The charges associated with these riders are discussed under "Other Provisions of the Policy
- Cash Value Enhancement Riders."

PREMIUM CHARGES

During the first 10 Policy Years, Manufacturers Life of America deducts a premium charge from each premium payment equal to 7.5% of the premium. Thereafter, the premium charge is equal to 5.0% of the premium. The premium charge is designed to cover a portion of the Company's acquisition and sales expenses and premium taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.

SURRENDER CHARGES

The Company will deduct a Surrender Charge if, during the first 10 years following the Policy Date or the effective date of a Face Amount increase:

         -        the Policy is surrendered for its Net Cash Surrender Value,

         -        a partial withdrawal is made, or

         -        the Policy lapses

The Surrender Charge, together with a portion of the premium charge, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. The Surrender Charge is calculated separately for the initial Face Amount and each Face Amount increase.

The Surrender Charge is the sum of (i) plus (ii), multiplied by (iii), multiplied by the applicable Grading Percentage, where:

(i)      is the Rate per $1000 of initial Face Amount (or Face Amount increase);

(ii) is 80% of the lesser of (a) the premiums paid in the first two Policy Years per $1000 of initial Face Amount (or the premiums attributable to each $1000 of Face Amount increase in the two years following the increase) or (b) the Surrender Charge Premium Limit set out in the Policy for the initial Face Amount (or furnished by the Company with respect to a Face Amount increase); and

(iii) is the initial Face Amount (or the Face Amount increase) divided by 1000.

The Rate per $1000 of initial Face Amount is based on the life insured's Age at issuance of the Policy. The Rate per $1000 of Face Amount increase is based on the life insured's Attained Age at the time of an increase. The Rates per $1000 are set forth in the following table.

              TABLE OF GUARANTEED SURRENDER CHARGE RATES PER $ 1000
                     OF FACE AMOUNT OR FACE AMOUNT INCREASE

          ------------------------     ---------------     -------------
          AGE AT ISSUANCE OR           DEATH BENEFIT       DEATH BENEFIT
          ATTAINED AGE AT INCREASE     OPTIONS 1 AND 3      OPTION 2
          ------------------------     ---------------     -------------
          25 or less                   $7.30               $6.30
          ------------------------     ---------------     -------------
          26 - 35                      $6.40               $5.60
          ------------------------     ---------------     -------------
          36 - 45                      $5.90               $4.70
          ------------------------     ---------------     -------------
          46 - 55                      $4.00               $4.50
          ------------------------     ---------------     -------------
          56 - 65                      $2.90               $1.90
          ------------------------     ---------------     -------------
          66 or greater                $2.40               $1.90
          ------------------------     ---------------     -------------

The Grading Percentage varies with the Policy Month in which the transaction causing the assessment of the Surrender Charge occurs. As indicated in the following table, the Grading Percentage starts at 100% for the first Policy Month and grades down 10% each Policy Year (or .833% each Policy Month) reaching zero at the end of 10 years.

             GRADING PERCENTAGES DURING THE SURRENDER CHARGE PERIOD
        (Applicable to the Initial Face Amount and Subsequent Increases)
             The Grading Percentages Will Not Exceed The Following:

          Surrender Charge Period                          Grading
               (Policy Year)                             Percentage*
                     1                                       100%
                     2                                       90%
                     3                                       80%
                     4                                       70%
                     5                                       60%
                     6                                       50%
                     7                                       40%
                     8                                       30%
                     9                                       20%
                    10                                       10%
                    11                                        0%

* The Grading Percentages shown are at the beginning of each Policy Year. Proportionate Grading Percentages apply for other Policy Months.

ILLUSTRATION OF SURRENDER CHARGE CALCULATION

ASSUMPTIONS

-        45 year old male (standard risk and nonsmoker status)

-        Death Benefit Option 1

-        $20,000 in premiums have been paid on the Policy in the first two
         Policy Years

-        Surrender Charge Premium Limit for the Policy is $16.74

- Face Amount of the Policy at issue is $500,000 and no increases have occurred

-        Policy is surrendered during the first month of the first policy year.

SURRENDER CHARGE

The Surrender Charge to be assessed would be $9,646 determined as follows:

(1) First, the applicable Rate per $1000 of initial Face Amount as set forth in the table above ($5.90) is added to 80% of the lesser of the premiums paid per $1000 of initial Face Amount or the Surrender Charge Premium Limit.

$5.90 plus (80%) x the [lesser of $20,000/(500,000/1000) or $16.74] = $19.29.

(2) Next, this figure is multiplied by the initial Face Amount divided by 1000.

$19.29 x [500,000/1000] or 500 = $9,646.

(3) Finally, the figure obtained in step 2 is multiplied by the applicable Grading Percentage for the first month of the first Policy Year (100%).

$9,646 x 100% = $9,646.

Depending upon the Face Amount of the Policy, the Age of the life insured at issuance, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and, therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal made during the Surrender Charge Period will result in the assessment of a pro-rata portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. It will equal (a) divided by (b), multiplied by (c), where:

(a) is the amount of the partial Net Cash Surrender Value withdrawal;

(b) is the Net Cash Surrender Value prior to the withdrawal; and (c) is the current total Surrender Charge prior to the withdrawal.

The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account unless you direct that the Surrender Charges be deducted from one or more Investment Accounts or the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the Surrender Charges is deducted as a result of a partial withdrawal, the Policy's remaining Surrender Charges will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the partial withdrawal.

MONTHLY DEDUCTIONS

On the Policy Date and at the beginning of each Policy Month, a deduction is taken from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These monthly deductions consist of:

-        an administration charge;

-        an asset-based risk charge; and

-        a cost of insurance charge.

If applicable, there may be additional monthly charges for any Supplementary Benefits added to the Policy.

All of the monthly deductions, except for the asset-based risk charge, may be allocated among the Investment Accounts and the Fixed Account as specified by the policyowner and approved by us. Absent such specification, the monthly deductions, except the asset-based risk charge, will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value. The asset-based risk charge will be allocated among the Investment Accounts in the same proportion as the value in each Investment Account bears to the total value of all Investment Accounts.

ADMINISTRATION CHARGE

The administration charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy. During the first five Policy Years, this monthly charge will be $40 plus a per $1000 of Face Amount charge. For all subsequent Policy Years, the monthly administration charge will be $20 plus a per $1000 of Face Amount charge. The per $1000 component of the administration charge applies to the initial Face Amount for the first 10 Policy Years and thereafter to the initial Face Amount less any Face Amount decreases. The per $1000 charge is based on the life insured's Age at issuance or Attained Age at the time of an increase and the death benefit option in effect as set forth in the following table.

                 ----------------------------------------------------------------------------------
                                            DEATH BENEFIT                    DEATH BENEFIT
                                            OPTIONS 1 AND 3                     OPTION 2
                 --------------     -----------------------------     -----------------------------
                 AGE*/              First Five       Subsequent       First Five       Subsequent
                 ATTAINED AGE*      Policy Years     Policy Years     Policy Years     Policy Years
                 --------------     ------------     ------------     ------------     ------------
                 25-                0.105            0.025            0.215            0.025
                 --------------     ------------     ------------     ------------     ------------
                 35                 0.195            0.025            0.295            0.040
                 --------------     ------------     ------------     ------------     ------------
                 45                 0.290            0.060            0.440            0.090
                 --------------     ------------     ------------     ------------     ------------
                 55                 0.535            0.105            0.520            0.140
                 --------------     ------------     ------------     ------------     ------------
                 65                 0.700            0.155            0.950            0.300
                 --------------     ------------     ------------     ------------     ------------
                 75                 0.850            0.250            0.950            0.300
                 --------------     ------------     ------------     ------------     ------------
                 85+                1.075            0.500            1.150            0.575
                 --------------    --------------    -------------    -------------    ------------

* The monthly charge for non-decennial ages is found by interpolating the two nearest tabular entries.


ASSET-BASED RISK CHARGE

A charge is assessed against the Investment Accounts monthly at an annual rate of 0.15%. This rate is guaranteed not to exceed 0.45%. This charge is to compensate the Company for the sales, administrative and other expenses it may incur. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

COST OF INSURANCE CHARGE

The monthly cost of insurance charge is determined as the rate of the cost of insurance for a specific Policy Month, as described below, multiplied by the net amount at risk.

For Death Benefit Options 1 and 3, the net amount at risk is equal to the greater of zero or the result of (a) minus (b), where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and

(b) is the Policy Value as of the first day of the Policy Month after the deduction of the monthly cost of insurance.

For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance.

The rates for the cost of insurance, as of the Policy Date and subsequently for each Face Amount increase, are based on the life insured's Age, sex and Risk Classification, the duration that coverage has been in force and the net amount at risk.

The Company applies unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within any class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct, Age Nearest Birthday, Mortality tables.

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges in certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commission or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of the individual Policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance policies issued either by the Company or The Manufacturers Life Insurance Company (U.S.A.) to exchange their policies for the Policies described in this prospectus (and likewise, owners of policies described in this prospectus may exchange their Policies for certain fixed policies issued either by the Company or by The Manufacturers Life Insurance Company (U.S.A)). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manufacturers Life of America. For a detailed description of the Fixed Account, see "The General Account - Fixed Account."

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Interest Credited Differential. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

At any time, the policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a form satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

We reserve the right to impose limitations on transfers, including the maximum amount that may be transferred. We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.

While the Policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

(a)      within eighteen months after the Issue Date; or

(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company offers policyowners an optional Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. The Company will provide you with 90 days' written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice of termination is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the optional Asset Allocation Balancer program, the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the DCA program. The charge for a transfer made under the Asset Allocation Balancer program will not exceed $15. The Company will provide you with 90 days' written notice of any change in the current charge.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While a Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value in an amount not to exceed the Maximum Loanable Amount. The Policy serves as the only security for the loan. Policy loans may have tax consequences. See "Tax Treatment of Policy Benefits - Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."

EFFECT OF POLICY LOAN

A Policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A Policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a Policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a Policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy and added to the Policy Debt.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease at the life insured's Attained Age 100. The Policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send you a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the Policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4%. This rate is guaranteed not to be less than 4.00% during the first 10 policy years and 3.50% thereafter. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.50% thereafter. The Company may change the Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.

LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

You may repay the Policy Debt in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. We will allocate loan repayments first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

You may surrender a Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any Surrender Charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the Policy and your written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

You may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a partial withdrawal, see "Charges and Deductions - Surrender Charges."


Withdrawals will be limited if they would otherwise cause the Face Amount to fall below 500,000.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

If Death Benefit Option 3 is in effect when a partial withdrawal is made, the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account and the death benefit equals the Face Amount plus the Premium Death Benefit Account, the Face Amount of the Policy will be reduced by the amount by which the withdrawal plus the pro-rata Surrender Charge exceeds the Premium Death Benefit Account. If the death benefit is the Minimum Death Benefit, the Face Amount will be reduced by the amount, if any, by which such excess exceeds the difference between the death benefit and the Face Amount plus the Premium Death Benefit Account.

If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits - Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If we do not receive the required payment by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

(See below for provisions applicable for policies issued in Florida)

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issuance of the Policy and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if there is (i) a change in the Face Amount of the Policy, (ii) a change of the death benefit option , (iii) a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) any change in the Supplementary Benefits added to the Policy or the Risk Classification of the life insured.

The No-Lapse Guarantee Period is described under "Definitions."

While the No-Lapse Guarantee is in effect, the Company will determine, at the beginning of any Policy Month that a Policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If we do not receive the required payment by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

Policies Issued in Florida. The following changes are applicable for Policies issued in Florida:

A No-Lapse Guarantee Value Test (as opposed to a No-Lapse Guarantee Cumulative Premium Test) is used to determine whether the No-Lapse Guarantee is in effect.

The No-Lapse Guarantee Value Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid less:

         (a)      the sum of the No-Lapse Guarantee Value Deductions,
         (b)      any gross withdrawals, and
         (c)      any Policy Debt

is equal to or greater  than zero.

The No-Lapse Guarantee Value Deduction is set forth in the Table of Values in your Policy. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

-        the face amount of insurance changes.

-        a supplementary benefit is added, changed or terminated.

-        the risk classification of the life insured changes.

- a temporary Additional Rating is added (due to a face amount increase), or terminated.

-        The Death Benefit Option changes.

If, during the No-Lapse Guarantee Period, the No-Lapse Guarantee Value Test has not been met, the No-Lapse Guarantee Value Test (as opposed to the No-Lapse Guarantee Cumulative Premium Test) will be used to determine the amount necessary to keep your Policy from going into default. This required payment will be equal to the lesser of:

         (a) the amount necessary to satisfy the No-Lapse Guarantee Value Test at the date of default, plus the sum of two monthly No-Lapse Guarantee Value Deductions, or

         (b) the amount necessary to bring the Net Cash Surrender Value to zero plus:

                           1.       the monthly deductions due,
                           2.       the next two monthly deductions, and
                           3.       the applicable premium charge.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your Policy would otherwise be in default, the sum of all premiums paid to date, less any Policy Debt and less any gross withdrawals taken on or before the date of the test, is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

REINSTATEMENT

A policyowner may, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of the life insured's insurability, satisfactory to the Company, is provided to the Company; and

(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium, must be paid to the Company.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner's request or the date we receive the required payment at our Service Office. In addition, any Surrender Charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

THE GENERAL ACCOUNT

The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT The Policy Value in the Fixed Account is equal to:

         (a)      the portion of the net premiums allocated to it; plus
         (b)      any amounts transferred to it; plus
         (c)      interest credited to it; less
         (d)      any charges deducted from it; less
         (e)      any partial withdrawals from it; less
         (f)      any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all net premiums only to the general account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

CASH VALUE ENHANCEMENT RIDERS

The Policy may be issued with one of two optional Cash Value Enhancement riders:
(1) the Cash Value Enhancement Rider or (2) the Cash Value Enhancement Plus Rider. The decision to add either one of these two riders to a Policy must be made at issuance of the Policy and, once made, is irrevocable. The benefit of these riders is that the Cash Surrender Value of a Policy is enhanced during the period for which Surrender Charges are applicable. The enhancement is provided by deducting a Surrender Charge that is less than the Surrender Charge that would otherwise have applied. Under the Cash Value Enhancement Plus Rider, there will be no Surrender Charge.

Under each of the riders, the enhancement in Cash Surrender Value is equal to the Surrender Charge multiplied by the applicable Cash Value Enhancement Factor. The applicable Cash Value Enhancement Factors under the two riders during the 10 years of the Surrender Charge Period are set forth below:

                         CASH VALUE ENHANCEMENT FACTORS

          (Applicable to Initial Face Amount and Subsequent Increases)

                           Cash Value Enhancement         Cash Value Enhancement
   Policy Year                     Rider                        Plus Rider
   -----------                     -----                         ----------
      1 - 2                         80%                            100%
        3                           60%                            100%
        4                           40%                            100%
        5                           20%                            100%
      6 - 10                         0%                            100%

Adding either of the Cash Value Enhancement riders to a Policy will alter certain of the charges under the Policy, as illustrated in the following table. There will be no change in the monthly administration and cost of insurance charges under the Policy.

                  COMPARATIVE MONTHLY CHARGES WITH ADDITION OF
                          CASH VALUE ENHANCEMENT RIDERS

               CHARGES
                                                                          THE POLICY
        Premium Charge                                 7.5% for first 10 Policy Years and 5.0% thereafter
        Asset-Based Risk Charge                        0.15% per Policy Year (guaranteed not to exceed 0.45%)


                                                         THE POLICY WITH CASH VALUE ENHANCEMENT RIDER

        Premium Charge                                 8.5% for first 10 Policy Years and 5.5% thereafter
        Asset-Based Risk Charge                        0.15% per Policy Year (guaranteed not to exceed 0.45%)


                                                       THE POLICY WITH CASH VALUE ENHANCEMENT PLUS RIDER

        Premium Charge                                 3.25%  for first 10 Policy Years and 2.25% thereafter
        Asset-Based Risk Charge                        1.00%  per Policy Year for the first 15 Policy Years (guaranteed not to exceed 1.30%) and 0.25% thereafter (guaranteed not to exceed 0.55%)

POLICYOWNER RIGHTS

Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

         -        Vary the premiums paid under the Policy.

         -        Change the death benefit option.

         -        Change the premium allocation for future premiums.

         -        Transfer amounts between sub-accounts.

         -        Take loans and/or partial withdrawals.

         -        Surrender the contract.

         -        Transfer ownership to a new owner.

         - Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

         -        Change or revoke a contingent owner.

         -        Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manufacturers Life of America will not be bound by an assignment until it receives a copy of the assignment at its Service Office. We assume no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries in the same class will share equally in the insurance benefit payable to them. Beneficiaries may be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the life insured's lifetime by giving written notice to the Company in a form satisfactory to us. The change will take effect as of the date such notice is signed. If the life insured dies

                                  [Blank Page]
and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.


VALIDITY

The Company will not contest the validity of a Policy after it has been in force during any life insured's lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the life insured in the Policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more Supplementary Benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deductions.

TAX TREATMENT OF THE POLICY

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the IRS. MANUFACTURERS LIFE OF AMERICA DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICY.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

LIFE INSURANCE QUALIFICATION

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

- The Policy must satisfy the definition of life insurance under Section 7702 of the Code.

- The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

- The Policy must be a valid life insurance contract under applicable state law.

- The policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

DEATH BENEFIT

The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

In general, at the insured's death, an estate tax is imposed on assets that are treated as part of the insured's estate. Death benefits are included in the insured's estate if the estate is the beneficiary under the policy, if the insured owned the policy at death, or if the insured had retained certain incidents of ownership in the policy. In addition, if within three years of the insured's death, the insured made a gift of the policy or relinquished those incidents of ownership which would have otherwise caused the policy to be treated as part of the insured's estate, the death benefit will be included in the insured's estate.

CASH VALUES

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

INVESTMENT IN THE POLICY Investment in the Policy means:

- the aggregate amount of any premiums or other consideration paid for a Policy; minus


- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus


- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

SURRENDER OR LAPSE

Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total Investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.

DISTRIBUTIONS

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

DISTRIBUTIONS FROM NON-MEC'S

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. In general, loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. (But see the discussion of the tax treatment of loans made after year ten in the section "Interest on Policy Loans After Year 10").

FORCE OUTS

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S

Policies classified as MEC's will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

- Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

-        is made on or after the policyowner attains age 59 -1/2;

-        is attributable to the policyowner becoming disabled; or

- is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts

Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.

In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes

A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

Reductions in Face Amount

If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner.) The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary. The interest credited will be taxable to the owner in the year earned.

If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

Multiple Policies

All MEC's that are issued by a company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.

If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INTEREST ON POLICY LOANS AFTER YEAR 10

Interest is credited to amounts in the Loan Account at an effective annual rate of 4.00%. This rate is guaranteed not to be less than 4.00% during the first 10 policy years and 3.50% thereafter. The actual rate credited is equal to the rate of interest charged on the policy loan, less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25% during the first ten policy years and 0.50% thereafter. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of no differential between the credited interest rate and the loan interest rate, the Company retains the right to decrease the crediting rate under the loan to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

POLICY EXCHANGES


A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured and issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.


OTHER TRANSACTIONS

A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the death benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the death benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the death benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

-        the value each year of the life insurance protection provided;

-        an amount equal to any employer-paid premiums; or

- some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which
(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things:

-        the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

-        the Policy Debt and any loan interest charged since the last report;

- the premiums paid and other Policy transactions made during the period since the last report; and

-        any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

ManEquity, Inc. ("ManEquity"), an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. ManEquity is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and was organized under the laws of Colorado on May 4, 1970. The directors of ManEquity are: Joseph Scott, Robert Cook and Gary Buchanan. Its officers are:
(i) Gary Buchanan - President, (ii) Thomas Reive - Treasurer, (iii) Brian Buckley - Secretary and General Counsel. The Policies will be sold by registered representatives of either ManEquity or other broker-dealers having distribution agreements with ManEquity who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


The commissions payable to a registered representative on sales of the Policy will not exceed: (a) 125% of premiums paid in the first year of the Policy plus
(b) 1.00% of the Net Policy Value per year. Commissions relating to a particular premium payment are generally paid in the year that the premium payment is made. However, these commissions may also, under certain circumstances, be paid over a period of time. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.


RESPONSIBILITIES OF MANUFACTURERS LIFE

The Manufacturers Life Insurance Company ("Manufacturers Life") and The Manufacturers Life Insurance Company (USA) ("Manufacturers USA") have entered into an agreement with ManEquity pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity with respect to the Policies and such other policies. ManEquity will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.

Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manufacturers Life of America may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers

Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

Although we believe it to be unlikely, it is possible that in the judgment of the management of Manufacturers Life of America, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

Manufacturers Life of America also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or
(vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manufacturers Life of America is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS

The consolidated financial statements of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and for each of the three years ended December 31, 2000 and the financial statements of Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and for each of the two years ended December 31, 2000, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact Manufacturers Life of America's Home Office, the address and telephone number of which are on the first page of the prospectus.

         OFFICERS AND DIRECTORS

                                            POSITION WITH
                                          MANUFACTURERS LIFE
      NAME                                OF AMERICA                       PRINCIPAL OCCUPATION
      Sandra M. Cotter (38)*              Director                         Attorney, Dykema Gossett, PLLC, 1989 to present.
                                          (since December 1992)

      James D. Gallagher (46)**           Director (since May 1996),       President, Manufacturers Investment Trust,
                                          Secretary and General Counsel    February 2001 to Present, President, The
                                                                           Manufacturers Life Insurance Company of New
                                                                           York, August 1999 to Present, Vice President,
                                                                           Secretary and General Counsel, The
                                                                           Manufacturers Life Insurance Company (USA),
                                                                           January 1997 to present; Secretary and General
                                                                           Counsel, Manufacturers Adviser Corporation,
                                                                           January 1997 to present; Vice President, Chief
                                                                           Legal Officer and Government Relations-U.S.
                                                                           Operations, The Manufacturers Life Insurance
                                                                           Company, January 1996 to present; Vice
                                                                           President, Secretary and General Counsel, The
                                                                           Manufacturers Life Insurance Company of North
                                                                           America, 1994 to present.

      Donald A. Guloien (44)***           Director (since August 1990)     Executive Vice President, Business Development,
                                          and President                    The Manufacturers Life Insurance Company,
                                                                           January 1999 to present, Senior Vice President,
                                                                           Business Development, The Manufacturers Life
                                                                           Insurance Company, 1994 to December 1998.

      James O'Malley (55)***              Director (since November 1998)   Senior Vice President, U.S. Pensions, The
                                                                           Manufacturers Life Insurance Company, January
                                                                           1999 to present; Vice President, Systems New
                                                                           Business Pensions, The Manufacturers Life
                                                                           Insurance Company,  1984 to December 1998.

      Joseph J. Pietroski (62)***         Director (since July 1992)       Senior Vice President and Corporate Secretary,
                                                                           The Manufacturers Life Insurance Company, 1999
                                                                           to present.  Senior Vice President, General
                                                                           Counsel and Corporate Secretary, The
                                                                           Manufacturers Life Insurance Company, 1988 to
                                                                           1999.


      JOHN D. RICHARDSON (63)***          Director (since January          Senior Executive Vice President, The Manufacturers
                                          1995) and Chairman               Life Insurance Company; January 1999 to present;
                                                                           Executive Vice President, U.S. Operations, The
                                                                           Manufacturers Life Insurance Company, November 1997
                                                                           to December 1998; Senior Vice President and General
                                                                           Manager, U.S. Operations, The Manufacturers Life
                                                                           Insurance Company, January 1995 to October 1997.


                                          POSITION WITH
                                          MANUFACTURERS LIFE
      NAME                                OF AMERICA                       PRINCIPAL OCCUPATION

      Victor Apps (53)***                 Vice President, Asia             Executive Vice President, Asia Operations, The
                                                                           Manufacturers Life Insurance Company, November
                                                                           1997 to present; Senior Vice President and
                                                                           General Manager, Greater China Division, The
                                                                           Manufacturers Life Insurance Company, 1995 to
                                                                           1997; Vice President and General Manager,
                                                                           Greater China Division, The Manufacturers Life
                                                                           Insurance Company, 1993 to 1995

      Felix Chee (54)***                  Vice President, Investments      Executive Vice President & Chief Investment
                                                                           Officer, The Manufacturers Life Insurance
                                                                           Company; November 1997 to present; Chief
                                                                           Investment Officer, The Manufacturers Life
                                                                           Insurance Company, June 1997 to present, Senior
                                                                           Vice President and Treasurer, The Manufacturers
                                                                           Life Insurance Company, August 1994 to May 1997.

      Robert A. Cook (46)**               Vice President, Marketing        Senior Vice President, U.S. Individual
                                                                           Insurance, The Manufacturers Life Insurance
                                                                           Company, January 1999 to present; Vice
                                                                           President, Product Management, The
                                                                           Manufacturers Life Insurance Company, January
                                                                           1996 to December 1998; Sales and Marketing
                                                                           Director, The Manufacturers Life Insurance
                                                                           Company, 1994 to 1995.

      John Ostler (48)***                 Vice President, Chief            Vice President, Chief Financial Officer and
                                          Financial Officer and            Appointed Actuary, U.S. Operations, The
                                          Appointed Actuary                Manufacturers Life Insurance Company, October
                                                                           1, 2000 to present; Vice President and
                                                                           Corporate Actuary, The Manufacturers Life
                                                                           Insurance Company, March 1998 to September
                                                                           2000; Vice President & CFO U.S. Individual
                                                                           Insurance, The Manufacturers Life Insurance
                                                                           Company, 1992 to March 1998; Vice President,
                                                                           U.S. Insurance Products, The Manufacturers Life
                                                                           Insurance Company, 1990 - 1992; Assistant Vice
                                                                           President & Pricing Actuary, U.S. Insurance,
                                                                           The Manufacturers Life Insurance Company,
                                                                           1988-1990.




      Denis Turner (45)***                Vice President and Treasurer     Vice President and Treasurer, The Manufacturers
                                                                           Life Insurance Company of America, May 1999 to
                                                                           present; Vice President &Chief Accountant, U.S.
                                                                           Division, The Manufacturers Life Insurance
                                                                           Company, May 1999 to present; Assistant Vice
                                                                           President, Financial Operations, Reinsurance
                                                                           Division, The Manufacturers Life Insurance
                                                                           Company, February 1998 to April 1999; Assistant
                                                                           Vice President & Controller, Reinsurance
                                                                           Division, The Manufacturers Life Insurance
                                                                           Company, November 1995, to January 1998,
                                                                           Assistant Vice President, Corporate
                                                                           Controllers, The Manufacturers Life Insurance
                                                                           Company, January 1989 to October 1995.



*Principal business address is Dykema Gossett, 800 Michigan National Tower,
 Lansing, Michigan 48933.


**Principal business address is Manulife Financial, 73 Tremont Street, Boston,
  MA 02108.

***Principal business address is Manulife Financial, 200 Bloor Street, Toronto,
   Ontario Canada M4W 1E5.


OPTIONAL TERM RIDER

The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance will always be less than or equal to the cost of insurance on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.

ILLUSTRATIONS

The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS


The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.


The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses, which is approximately 0.861% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of - 0.857%, 5.091% and 11.040%. The illustrations reflect the current expense reimbursements in effect for the Index Trusts. In the absence of such expense reimbursements, the average of the Portfolio's current expenses would have been 0.876% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of - 0.872%, 5.076% and 11.023%. The expense reimbursements for the Index Trusts are expected to remain in effect during the fiscal year ended December 31, 2001. Were the expense reimbursements to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.


The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker (assuming no optional riders are elected):

- one based on current cost of insurance charges assessed by the Company and reflecting a 20 year no lapse guarantee

- one based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables and reflecting a 20 year no lapse guarantee.

In addition there is one table shown for death benefit option 3 issued to a male non-smoker (assuming the Cash Value Enhancement Rider is elected) and one table shown for death benefit option 1 issued to a male non-smoker (assuming the Cash Value Enhancement Plus Rider is elected).

Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.


The Policies have been offered to the public only since approximately July, 2001. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)


               $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1




                          $7,003 ANNUAL PLANNED PREMIUM


 ASSUMING CURRENT CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS



                                           0% Hypothetical                             6% Hypothetical
                                       Gross Investment Return                     Gross Investment Return
                                   ----------------------------------       ---------------------------------------
                                                 Cash                                         Cash
 End Of Policy    Accumulated      Policy       Surrender       Death        Policy        Surrender        Death
    Year (1)      Premiums(2)      Value        Value (3)      Benefit        Value         Value (3)      Benefit
 -------------    -----------      ------       ---------     --------      ---------      ----------     ---------
         1          7,353          4,658              0        500,000          4,986              0        500,000
         2         15,074          9,249          3,755        500,000         10,198          4,704        500,000
         3         23,181         13,756          8,942        500,000         15,628         10,814        500,000
         4         31,693         18,195         14,061        500,000         21,304         17,169        500,000
         5         40,631         22,570         19,116        500,000         27,240         23,785        500,000
         6         50,015         28,123         25,348        500,000         34,731         31,955        500,000
         7         59,869         33,581         31,486        500,000         42,553         40,458        500,000
         8         70,216         38,946         37,530        500,000         50,725         49,309        500,000
         9         81,080         44,225         43,489        500,000         59,270         58,533        500,000
        10         92,487         49,406         49,350        500,000         68,195         68,139        500,000
        15        158,670         74,496         74,496        500,000        120,051        120,051        500,000
        20        243,139         96,208         96,208        500,000        184,251        184,251        500,000
        25        350,945        113,775        113,775        500,000        264,261        264,261        500,000
        30        488,535        125,757        125,757        500,000        365,425        365,425        500,000
        35        664,139        128,870        128,870        500,000        495,425        495,425        574,693
        40        888,259        116,232        116,232        500,000        659,721        659,721        705,902
        45      1,174,299         72,667         72,667        500,000        868,156        868,156        911,564
        50      1,539,367           0(4)           0(4)        500,000      1,124,277      1,124,277      1,180,491
        55      2,005,297           0(4)           0(4)        500,000      1,432,033      1,432,033      1,503,635
        60      2,599,954           0(4)           0(4)        500,000      1,820,144      1,820,144      1,838,345
        65      3,358,904           0(4)           0(4)        500,000      2,352,024      2,352,024      2,352,024



                                              12% Hypothetical
                                         Gross Investment Return
                                   -------------------------------------
                                                 Cash
 End Of Policy    Accumulated      Policy       Surrender        Death
    Year (1)      Premiums(2)      Value        Value (3)       Benefit
 -------------    -----------      ------       ---------      ---------
         1          7,353             5,316              0        500,000
         2         15,074            11,188          5,694        500,000
         3         23,181            17,659         12,846        500,000
         4         31,693            24,812         20,678        500,000
         5         40,631            32,724         29,269        500,000
         6         50,015            42,797         40,022        500,000
         7         59,869            53,930         51,834        500,000
         8         70,216            66,239         64,823        500,000
         9         81,080            79,860         79,123        500,000
        10         92,487            94,927         94,870        500,000
        15        158,670           199,265        199,265        500,000
        20        243,139           373,411        373,411        586,255
        25        350,945           663,215        663,215        888,709
        30        488,535         1,144,331      1,144,331      1,396,084
        35        664,139         1,940,361      1,940,361      2,250,819
        40        888,259         3,259,591      3,259,591      3,487,763
        45      1,174,299         5,456,983      5,456,983      5,729,833
        50      1,539,367         9,051,761      9,051,761      9,504,349
        55      2,005,297        14,847,260     14,847,260     15,589,623
        60      2,599,954        24,404,324     24,404,324     24,648,367
        65      3,358,904        40,932,466     40,932,466     40,932,466



(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1



                        $7,003 ANNUAL PLANNED PREMIUM


ASSUMING MAXIMUM CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS


                                           0% Hypothetical
                                       Gross Investment Return
                                   ----------------------------------
                                                 Cash
 End Of Policy    Accumulated       Policy       Surrender       Death
    Year (1)      Premiums(2)       Value        Value (3)      Benefit
 -------------  -------------     --------       ---------     --------

         1          7,353          4,113              0        500,000
         2         15,074          7,954          2,460        500,000
         3         23,181         11,698          6,884        500,000
         4         31,693         15,342         11,208        500,000
         5         40,631         18,880         15,425        500,000
         6         50,015         23,561         20,786        500,000
         7         59,869         28,108         26,013        500,000
         8         70,216         32,524         31,108        500,000
         9         81,080         36,797         36,060        500,000
        10         92,487         40,931         40,874        500,000
        15        158,670         60,030         60,030        500,000
        20        243,139         74,032         74,032        500,000
        25        350,945         80,060         80,060        500,000
        30        488,535         73,392         73,392        500,000
        35        664,139         43,686         43,686        500,000
        40        888,259           0(4)           0(4)        500,000(4)
        45      1,174,299           0(4)           0(4)        500,000(4)
        50      1,539,367           0(4)           0(4)        500,000(4)
        55      2,005,297           0(4)           0(4)        500,000(4)
        60      2,599,954           0(4)           0(4)        500,000(4)
        65      3,358,904           0(4)           0(4)        500,000(4)




                                                6% Hypothetical                             12% Hypothetical
                                            Gross Investment Return                     Gross Investment Return
                                   ---------------------------------------       -------------------------------------
                                                       Cash                                        Cash
End Of Policy      Accumulated      Policy          Surrender        Death         Policy       Surrender        Death
   Year (1)        Premiums(2)       Value           Value (3)      Benefit        Value          Value (3)      Benefit
 -------------    -------------     ---------        ----------     ---------     -----------    ----------     ----------
         1          7,353                4,425              0        500,000          4,738              0        500,000
         2         15,074                8,828          3,334        500,000          9,742          4,248        500,000
         3         23,181               13,387          8,574        500,000         15,226         10,413        500,000
         4         31,693               18,108         13,973        500,000         21,240         17,106        500,000
         5         40,631               22,987         19,533        500,000         27,831         24,376        500,000
         6         50,015               29,324         26,549        500,000         36,392         33,617        500,000
         7         59,869               35,884         33,788        500,000         45,790         43,694        500,000
         8         70,216               42,679         41,263        500,000         56,120         54,704        500,000
         9         81,080               49,710         48,973        500,000         67,472         66,736        500,000
        10         92,487               56,991         56,934        500,000         79,964         79,907        500,000
        15        158,670               98,293         98,293        500,000        165,362        165,362        500,000
        20        243,139              146,842        146,842        500,000        305,625        305,625        500,000
        25        350,945              202,919        202,919        500,000        536,751        536,751        719,246
        30        488,535              267,649        267,649        500,000        910,679        910,679      1,111,028
        35        664,139              343,801        343,801        500,000      1,510,849      1,510,849      1,752,584
        40        888,259              441,774        441,774        500,000      2,479,492      2,479,492      2,653,057
        45      1,174,299              577,922        577,922        606,818      4,061,889      4,061,889      4,264,983
        50      1,539,367              739,332        739,332        776,299      6,558,452      6,558,452      6,886,374
        55      2,005,297              921,479        921,479        967,553     10,398,191     10,398,191     10,918,101
        60      2,599,954            1,148,933      1,148,933      1,160,422     16,591,114     16,591,114     16,757,025
        65      3,358,904            1,475,957      1,475,957      1,475,957     27,427,126     27,427,126     27,427,126



(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2



                         $21,491 ANNUAL PLANNED PREMIUM


ASSUMING CURRENT CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS


                                           0% Hypothetical
                                         Gross Investment Return
                                    ----------------------------------------
                                                     Cash
 End Of Policy    Accumulated        Policy        Surrender        Death
    Year (1)      Premiums(2)        Value           Value (3)     Benefit
 -------------   ------------       -------        ---------      ----------
          1          22,566          17,327          10,957         517,327
          2          46,259          34,457          29,066         534,457
          3          71,138          51,375          46,651         551,375
          4          97,260          68,098          64,041         568,098
          5         124,689          84,631          81,241         584,631
          6         153,489         102,721          99,998         602,721
          7         183,729         120,585         118,529         620,585
          8         215,481         138,225         136,835         638,225
          9         248,820         155,647         154,924         655,647
         10         283,827         172,840         172,785         672,840
         15         486,932         257,735         257,735         757,735
         20         746,151         335,646         335,646         835,646
         25       1,076,988         405,477         405,477         905,477
         30       1,499,229         465,176         465,176         965,176
         35       2,038,127         510,346         510,346       1,010,346
         40       2,725,913         532,755         532,755       1,032,755
         45       3,603,722         518,178         518,178       1,018,178
         50       4,724,053         445,251         445,251         945,251
         55       6,153,910         284,953         284,953         784,953
         60       7,978,811          11,323          11,323         511,323
         65      10,307,898            0(4)            0(4)         500,000(4)



                                                  6% Hypothetical                            12% Hypothetical
                                               Gross Investment Return                     Gross Investment Return
                                       ---------------------------------------       -------------------------------------------
                                                         Cash                                           Cash
 End Of Policy      Accumulated         Policy         Surrender         Death         Policy        Surrender          Death
    Year (1)        Premiums(2)          Value          Value (3)       Benefit        Value           Value (3)       Benefit
 -------------     ------------        ---------       ----------      ---------     -----------     ----------      -----------
          1            22,566             18,432          12,062         518,432          19,538          13,168         519,538
          2            46,259             37,750          32,359         537,750          41,177          35,786         541,177
          3            71,138             57,981          53,257         557,981          65,127          60,403         565,127
          4            97,260             79,184          75,127         579,184          91,655          87,598         591,655
          5           124,689            101,410          98,020         601,410         121,043         117,653         621,043
          6           153,489            126,512         123,788         626,512         155,461         152,738         655,461
          7           183,729            152,807         150,750         652,807         193,575         191,519         693,575
          8           215,481            180,353         178,963         680,353         235,785         234,395         735,785
          9           248,820            209,217         208,494         709,217         282,542         281,820         782,542
         10           283,827            239,449         239,394         739,449         334,327         334,271         834,327
         15           486,932            416,383         416,383         916,383         693,013         693,013       1,323,656
         20           746,151            638,275         638,275       1,138,275       1,287,817       1,287,817       2,021,873
         25         1,076,988            915,688         915,688       1,415,688       2,275,638       2,275,638       3,049,355
         30         1,499,229          1,260,962       1,260,962       1,760,962       3,915,556       3,915,556       4,776,978
         35         2,038,127          1,686,947       1,686,947       2,186,947       6,628,853       6,628,853       7,689,470
         40         2,725,913          2,205,363       2,205,363       2,705,363      11,125,491      11,125,491      11,904,276
         45         3,603,722          2,823,750       2,823,750       3,323,750      18,615,412      18,615,412      19,546,182
         50         4,724,053          3,542,542       3,542,542       4,042,542      30,868,282      30,868,282      32,411,696
         55         6,153,910          4,352,356       4,352,356       4,852,356      50,622,193      50,622,193      53,153,303
         60         7,978,811          5,242,142       5,242,142       5,742,142      83,197,393      83,197,393      84,029,367
         65        10,307,898          6,218,355       6,218,355       6,718,355     138,880,790     138,880,790     138,880,790



 (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.



 (2)     Assumes net interest of 5% compounded annually.

 (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Ben fit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

 (4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.



 The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2



                         $21,491 ANNUAL PLANNED PREMIUM


 ASSUMING MAXIMUM CHARGES AND NOT REFLECTING ANY CASH VALUE ENHANCEMENT RIDERS


                                           0% Hypothetical
                                         Gross Investment Return
                                    ----------------------------------------
                                                     Cash
 End Of Policy    Accumulated        Policy        Surrender        Death
    Year (1)      Premiums(2)        Value           Value (3)     Benefit
 -------------   ------------       -------        ---------      ----------
          1          22,566          16,738          10,367         516,738
          2          46,259          33,028          27,637         533,028
          3          71,138          49,052          44,328         549,052
          4          97,260          64,808          60,751         564,808
          5         124,689          80,290          76,900         580,290
          6         153,489          97,253          94,530         597,253
          7         183,729         113,906         111,850         613,906
          8         215,481         130,254         128,864         630,254
          9         248,820         146,284         145,561         646,284
         10         283,827         162,001         161,946         662,001
         15         486,932         238,122         238,122         738,122
         20         746,151         304,513         304,513         804,513
         25       1,076,988         357,887         357,887         857,887
         30       1,499,229         393,206         393,206         893,206
         35       2,038,127         401,054         401,054         901,054
         40       2,725,913         366,679         366,679         866,679
         45       3,603,722         265,209         265,209         765,209
         50       4,724,053          69,087          69,087         569,087
         55       6,153,910            0(4)            0(4)         500,000(4)
         60       7,978,811            0(4)            0(4)         500,000(4)
         65      10,307,898            0(4)            0(4)         500,000(4)



                                          6% Hypothetical                            12% Hypothetical
                                       Gross Investment Return                     Gross Investment Return
                                ---------------------------------------       ------------------------------------------
                                                  Cash                                          Cash
 End Of Policy    Accumulated    Policy         Surrender        Death         Policy         Surrender         Death
    Year (1)      Premiums(2)    Value          Value (3)       Benefit        Value          Value (3)        Benefit
 -------------   ------------  ---------       ----------      ---------     -----------     ----------       ----------
          1          22,566       17,824          11,453         517,824          18,911          12,541         518,911
          2          46,259       36,233          30,842         536,233          39,569          34,178         539,569
          3          71,138       55,436          50,712         555,436          62,348          57,624         562,348
          4          97,260       75,466          71,409         575,466          87,464          83,407         587,464
          5         124,689       96,349          92,958         596,349         115,154         111,763         615,154
          6         153,489      119,934         117,211         619,934         147,554         144,830         647,554
          7         183,729      144,517         142,461         644,517         183,274         181,218         683,274
          8         215,481      170,144         168,754         670,144         222,665         221,276         722,665
          9         248,820      196,847         196,124         696,847         266,098         265,375         766,098
         10         283,827      224,676         224,620         724,676         313,998         313,943         813,998
         15         486,932      385,156         385,156         885,156         641,557         641,557       1,225,374
         20         746,151      580,673         580,673       1,080,673       1,171,629       1,171,629       1,839,457
         25       1,076,988      815,610         815,610       1,315,610       2,030,494       2,030,494       2,720,862
         30       1,499,229    1,093,239       1,093,239       1,593,239       3,419,465       3,419,465       4,171,747
         35       2,038,127    1,412,201       1,412,201       1,912,201       5,648,683       5,648,683       6,552,472
         40       2,725,913    1,764,117       1,764,117       2,264,117       9,246,518       9,246,518       9,893,774
         45       3,603,722    2,125,414       2,125,414       2,625,414      15,122,832      15,122,832      15,878,973
         50       4,724,053    2,462,046       2,462,046       2,962,046      24,394,897      24,394,897      25,614,642
         55       6,153,910    2,707,396       2,707,396       3,207,396      38,654,732      38,654,732      40,587,469
         60       7,978,811    2,796,729       2,796,729       3,296,729      61,653,951      61,653,951      62,270,490
         65      10,307,898    2,060,207       2,060,207       2,560,207     100,145,460     100,145,460     100,145,460


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4) In the absence of additional premium payments, the Policy will lapse, unless the Death Benefit Guarantee is in effect.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 3



                   $19,337 ANNUAL PLANNED PREMIUM FOR 7 YEARS


    ASSUMING CURRENT CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT RIDER



                                           0% Hypothetical
                                        Gross Investment Return
                                 ----------------------------------------
                                                  Cash
 End Of Policy    Accumulated     Policy       Surrender        Death
    Year (1)      Premiums(2)     Value          Value (3)      Benefit
 -------------  -------------  ---------      ------------     ---------
         1         20,304         15,759         14,540        519,337
         2         41,623         31,336         30,302        538,675
         3         64,008         46,715         44,902        558,012
         4         87,512         61,913         59,577        577,349
         5        112,192         76,933         74,329        596,686
         6        138,105         93,015         90,401        616,024
         7        165,314        108,887        106,913        635,361
         8        173,580        107,035        105,701        635,361
         9        182,259        105,159        104,465        635,361
        10        191,372        103,243        103,189        635,361
        15        244,244         92,716         92,716        635,361
        20        311,724         79,555         79,555        635,361
        25        397,848         62,066         62,066        635,361
        30        507,766         37,158         37,158        635,361
        35        648,053            0(4)           0(4)           0(4)
        40        827,098
        45      1,055,610
        50      1,347,255
        55      1,719,477
        60      2,194,536
        65      2,800,846



                                          6% Hypothetical                               12% Hypothetical
                                       Gross Investment Return                       Gross Investment Return
                                ---------------------------------------       ---------------------------------------
                                                   Cash                                       Cash
 End Of Policy    Accumulated     Policy         Surrender     Death          Policy        Surrender         Death
    Year (1)      Premiums(2)     Value          Value (3)    Benefit         Value          Value (3)      Benefit
 -------------  -------------    -------        -----------  ----------    -----------    -----------    -----------
         1         20,304         16,754         15,535        519,337         17,749         16,530        519,337
         2         41,623         34,310         33,276        538,675         37,405         36,370        538,675
         3         64,008         52,691         50,878        558,012         59,155         57,341        558,012
         4         87,512         71,954         69,617        577,349         83,246         80,910        577,349
         5        112,192         92,142         89,539        596,686        109,935        107,332        596,686
         6        138,105        114,584        111,970        616,024        140,827        138,213        616,024
         7        165,314        138,089        136,116        635,361        175,041        173,067        635,361
         8        173,580        144,145        142,812        635,361        193,326        191,992        641,256
         9        182,259        150,465        149,771        635,361        213,556        212,862        685,498
        10        191,372        157,048        156,994        635,361        235,910        235,857        732,930
        15        244,244        194,138        194,138        635,361        387,838        387,838      1,026,566
        20        311,724        238,947        238,947        635,361        635,772        635,772      1,442,768
        25        397,848        293,025        293,025        635,361      1,038,199      1,038,199      2,039,952
        30        507,766        358,508        358,508        635,361      1,687,479      1,687,479      2,905,467
        35        648,053        437,616        437,616        670,410      2,724,854      2,724,854      4,174,372
        40        827,098        530,019        530,019        734,740      4,361,336      4,361,336      6,045,915
        45      1,055,610        635,036        635,036        812,618      6,902,347      6,902,347      8,832,522
        50      1,347,255        751,814        751,814        902,340     10,789,504     10,789,504     12,949,739
        55      1,719,477        879,810        879,810      1,006,476     16,665,665     16,665,665     19,065,019
        60      2,194,536      1,026,530      1,026,530      1,117,293     25,657,931     25,657,931     27,926,547
        65      2,800,846      1,241,519      1,241,519      1,245,584     40,935,233     40,935,233     41,069,244


(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) the Cash Value Accumulation Test is used, (c) no policy loan has been made, (d) no partial withdrawal of the Cash Surrender Value has been made, (e) no premiums have been allocated to the Fixed Account, and (f) the Cash Value Enhancement Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)

                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 3



                   $19,337 ANNUAL PLANNED PREMIUM FOR 7 YEARS


    ASSUMING MAXIMUM CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT RIDER


                                           0% Hypothetical
                                         Gross Investment Return
                                  ------------------------------------------
                                                  Cash
 End Of Policy    Accumulated      Policy       Surrender        Death
    Year (1)      Premiums(2)      Value          Value (3)     Benefit
 -------------   ------------     -------       ---------    ----------
         1         20,304         15,172         13,953        519,337
         2         41,623         29,909         28,874        538,675
         3         64,008         44,391         42,577        558,012
         4         87,512         58,612         56,276        577,349
         5        112,192         72,566         69,963        596,686
         6        138,105         87,501         84,887        616,024
         7        165,314        102,137        100,163        635,361
         8        173,580         99,015         97,682        635,361
         9        182,259         95,814         95,121        635,361
        10        191,372         92,533         92,480        635,361
        15        244,244         74,349         74,349        635,361
        20        311,724         51,312         51,312        635,361
        25        397,848         18,347         18,347        635,361
        30        507,766              0(4)           0(4)           0(4)

        35        648,053
        40        827,098
        45      1,055,610
        50      1,347,255

        55      1,719,477
        60      2,194,536
        65      2,800,846



                                           6% Hypothetical                        12% Hypothetical
                                       Gross Investment Return                 Gross Investment Return
                                ---------------------------------------    ---------------------------------------
                                                 Cash                                       Cash
End Of Policy    Accumulated     Policy        Surrender       Death        Policy        Surrender       Death
   Year (1)      Premiums(2)      Value         Value (3)     Benefit        Value         Value (3)      Benefit
-------------   ------------    ---------       ----------    ---------   ----------     ----------     ----------
        1         20,304         16,149         14,930        519,337         17,126         15,907        519,337
        2         41,623         32,799         31,764        538,675         35,807         34,772        538,675
        3         64,008         50,158         48,344        558,012         56,400         54,587        558,012
        4         87,512         68,252         65,916        577,349         79,105         76,769        577,349
        5        112,192         87,108         84,505        596,686        104,139        101,536        596,686
        6        138,105        108,050        105,436        616,024        133,083        130,470        616,024
        7        165,314        129,870        127,896        635,361        165,015        163,041        635,361
        8        173,580        134,105        132,771        635,361        180,704        179,370        635,361
        9        182,259        138,440        137,747        635,361        197,994        197,300        635,547
       10        191,372        142,882        142,829        635,361        217,013        216,959        674,219
       15        244,244        166,436        166,436        635,361        342,988        342,988        907,852
       20        311,724        191,367        191,367        635,361        540,073        540,073      1,225,596
       25        397,848        214,687        214,687        635,361        843,373        843,373      1,657,138
       30        507,766        231,156        231,156        635,361      1,302,544      1,302,544      2,242,693

       35        648,053        229,073        229,073        635,361      1,982,285      1,982,285      3,036,784
       40        827,098        182,487        182,487        635,361      2,967,015      2,967,015      4,113,033
       45      1,055,610         16,299         16,299        635,361      4,354,082      4,354,082      5,571,659
       50      1,347,255              0(4)           0(4)           0(4)   6,289,023      6,289,023      7,548,188

       55      1,719,477                                                   8,939,982      8,939,982     10,227,070
       60      2,194,536                                                  12,733,420     12,733,420     13,859,280
       65      2,800,846                                                  18,692,976     18,692,976     18,754,172



 (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) the Cash Value Accumulation Test is used, (c) no policy loan has been made, (d) no partial withdrawal of the Cash Surrender Value has been made, (e) no premiums have been allocated to the Fixed Account, and
          (f) the Cash Value Enhancement Rider is used.


 (2)     Assumes net interest of 5% compounded annually.


 (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.



 ( 4)   In the absence of additional premium payments, the  Policy will lapse.



 The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)



                   $555,164 FACE AMOUNT DEATH BENEFIT OPTION 1



                        $100,000 PLANNED SINGLE PREMIUM


 ASSUMING CURRENT CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT PLUS RIDER


                                           0% Hypothetical
                                         Gross Investment Return
                                  ----------------------------------------
                                                   Cash
 End Of Policy    Accumulated      Policy        Surrender       Death
    Year (1)      Premiums(2)      Value         Value (3)      Benefit
 -------------   ------------     -------        ---------     ----------
         1        105,000         93,098         93,098        555,164
         2        110,250         89,492         89,492        555,164
         3        115,763         85,914         85,914        555,164
         4        121,551         82,378         82,378        555,164
         5        127,628         78,885         78,885        555,164
         6        134,010         76,779         76,779        555,164
         7        140,710         74,670         74,670        555,164
         8        147,746         72,555         72,555        555,164
         9        155,133         70,439         70,439        555,164
        10        162,889         68,309         68,309        555,164
        15        207,893         57,113         57,113        555,164
        20        265,330         45,929         45,929        555,164
        25        338,635         30,814         30,814        555,164
        30        432,194          8,982          8,982        555,164
        35        551,602           0(4)           0(4)           0(4)
        40        703,999
        45        898,501
        50      1,146,740
        55      1,463,563
        60      1,867,919
        65      2,383,990




                                         6% Hypothetical                            12% Hypothetical
                                      Gross Investment Return                     Gross Investment Return
                                ---------------------------------------    ----------------------------------------
                                                  Cash                                        Cash
End Of Policy     Accumulated    Policy         Surrender       Death         Policy        Surrender         Death
   Year (1)       Premiums(2)    Value           Value (3)     Benefit         Value          Value (3)      Benefit
-------------    ------------  ---------      ----------      ---------     -----------     ----------      ----------
        1         105,000         98,737         98,737        555,164        104,376        104,376        555,164
        2         110,250        100,783        100,783        555,164        112,741        112,741        555,164
        3         115,763        102,876        102,876        555,164        121,903        121,903        555,164
        4         121,551        105,031        105,031        555,164        131,955        131,955        555,164
        5         127,628        107,254        107,254        555,164        142,991        142,991        555,164
        6         134,010        110,938        110,938        555,164        156,545        156,545        555,164
        7         140,710        114,733        114,733        555,164        171,416        171,416        555,164
        8         147,746        118,644        118,644        555,164        187,739        187,739        555,164
        9         155,133        122,680        122,680        555,164        205,665        205,665        555,164
       10         162,889        126,835        126,835        555,164        225,350        225,350        555,164
       15         207,893        149,319        149,319        555,164        356,677        356,677        681,252
       20         265,330        181,305        181,305        555,164        586,845        586,845        921,347
       25         338,635        218,811        218,811        555,164        967,179        967,179      1,296,020
       30         432,194        262,449        262,449        555,164      1,595,418      1,595,418      1,946,410
       35         551,602        312,433        312,433        555,164      2,629,497      2,629,497      3,050,217
       40         703,999        369,170        369,170        555,164      4,334,631      4,334,631      4,638,055
       45         898,501        435,352        435,352        555,164      7,160,993      7,160,993      7,519,043
       50       1,146,740        523,384        523,384        555,164     11,760,474     11,760,474     12,348,497
       55       1,463,563        644,441        644,441        676,663     19,136,396     19,136,396     20,093,216
       60       1,867,919        796,649        796,649        804,615     31,239,949     31,239,949     31,552,349
       65       2,383,990      1,006,197      1,006,197      1,006,197     52,078,474     52,078,474     52,078,474



(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account, and (d) the Cash Value Enhancement Plus Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $555,164 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $100,000 PLANNED SINGLE PREMIUM
 ASSUMING MAXIMUM CHARGES AND REFLECTING THE CASH VALUE ENHANCEMENT PLUS RIDER


                                           0% Hypothetical
                                         Gross Investment Return
                                  ----------------------------------------
                                                   Cash
 End Of Policy    Accumulated      Policy       Surrender       Death
    Year (1)      Premiums(2)      Value         Value (3)      Benefit
 -------------   ------------   -----------     ---------      ----------
         1          105,000       92,326         92,326        555,164
         2          110,250       87,779         87,779        555,164
         3          115,763       83,270         83,270        555,164
         4          121,551       78,794         78,794        555,164
         5          127,628       74,338         74,338        555,164
         6          134,010       71,256         71,256        555,164
         7          140,710       68,147         68,147        555,164
         8          147,746       65,010         65,010        555,164
         9          155,133       61,829         61,829        555,164
        10          162,889       58,605         58,605        555,164
        15          207,893       41,309         41,309        555,164
        20          265,330       21,533         21,533        555,164
        25          338,635         0(4)           0(4)           0(4)
        30          432,194
        35          551,602
        40          703,999
        45          898,501
        50        1,146,740
        55        1,463,563
        60        1,867,919
        65        2,383,990



                                            6% Hypothetical                            12% Hypothetical
                                        Gross Investment Return                     Gross Investment Return
                                ---------------------------------------    ----------------------------------------
                                                  Cash                                      Cash
 End Of Policy    Accumulated      Policy       Surrender       Death        Policy       Surrender         Death
    Year (1)      Premiums(2)      Value         Value (3)      Benefit       Value         Value (3)      Benefit
 -------------   ------------    ----------     ----------     ---------   -----------    ----------     ----------
         1          105,000       97,936         97,936        555,164        103,548        103,548        555,164
         2          110,250       98,952         98,952        555,164        110,788        110,788        555,164
         3          115,763       99,957         99,957        555,164        118,687        118,687        555,164
         4          121,551      100,945        100,945        555,164        127,307        127,307        555,164
         5          127,628      101,908        101,908        555,164        136,710        136,710        555,164
         6          134,010      104,242        104,242        555,164        148,421        148,421        555,164
         7          140,710      106,587        106,587        555,164        161,209        161,209        555,164
         8          147,746      108,943        108,943        555,164        175,187        175,187        555,164
         9          155,133      111,298        111,298        555,164        190,466        190,466        555,164
        10          162,889      113,654        113,654        555,164        207,182        207,182        555,164
        15          207,893      124,996        124,996        555,164        317,701        317,701        606,809
        20          265,330      139,703        139,703        555,164        508,479        508,479        798,313
        25          338,635      150,202        150,202        555,164        816,155        816,155      1,093,648
        30          432,194      150,034        150,034        555,164      1,311,231      1,311,231      1,599,702
        35          551,602      124,733        124,733        555,164      2,101,471      2,101,471      2,437,706
        40          703,999       41,011         41,011        555,164      3,370,493      3,370,493      3,606,428
        45          898,501          0(4)           0(4)           0(4)     5,434,112      5,434,112      5,705,818
        50        1,146,740                                                 8,671,771      8,671,771      9,105,359
        55        1,463,563                                                13,622,899     13,622,899     14,304,044
        60        1,867,919                                                21,570,567     21,570,567     21,786,273
        65        2,383,990                                                35,422,787     35,422,787     35,422,787





(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, (c) no premiums have been allocated to the Fixed Account, and (d) the Cash Value Enhancement Plus Rider is used.

(2)      Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years. Provided the Death Benfit Guarantee Cumulative Premium Test has been and continues to be met, the Death Benefit Guarantee will keep the Policy in force until age 100.

(4)      In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                   Years ended
                        December 31, 2000, 1999 and 1998


================================================================================


                                     [LOGO]
                               MANULIFE FINANCIAL

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                  Years ended December 31, 2000, 1999 and 1998


                                    CONTENTS



Report of Independent Auditors ..............................................  1

Audited Consolidated Financial Statements

Consolidated Balance Sheets .................................................  2
Consolidated Statements of Income ...........................................  3
Consolidated Statements of Changes in Capital and Surplus ...................  4
Consolidated Statements of Cash Flows .......................................  5
Notes to Consolidated Financial Statements ..................................  6

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
The Manufacturers Life Insurance Company of America

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.


Philadelphia, Pennsylvania
March 15, 2001

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED BALANCE SHEETS

AS AT DECEMBER 31 ($ THOUSANDS)
ASSETS                                                                  2000           1999
--------------------------------------------------------------------------------------------
Investments:
Securities available-for-sale, at fair value:
   Fixed-maturity (amortized cost: 2000 $62,752; 1999 $73,780)   $    65,019    $    73,081
   Equity (cost: 2000 $755; 1999 $ - )                                   764             --
Short-term investments                                                 9,621          6,942
Policy loans                                                          32,106         26,174
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                $   107,510    $   106,197
--------------------------------------------------------------------------------------------
Cash and cash equivalents                                        $    16,048    $    17,383
Deferred acquisition costs                                           261,424        201,642
Due from affiliates                                                       --          2,851
Deferred income taxes                                                  4,063          1,596
Other assets                                                          16,633         11,318
Separate account assets                                            1,498,540      1,399,527
--------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     $ 1,904,218    $ 1,740,514
============================================================================================
LIABILITIES, CAPITAL AND SURPLUS                                        2000           1999
--------------------------------------------------------------------------------------------
Liabilities:
Policyholder liabilities and accruals                            $    87,036    $    75,688
Due to affiliates                                                     13,473             --
Income taxes payable                                                  11,651         11,122
Other liabilities                                                     43,012         29,006
Separate account liabilities                                       1,498,540      1,399,527
--------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                $ 1,653,712    $ 1,515,343
============================================================================================

Capital and Surplus:
Common shares                                                    $     4,502    $     4,502
Preferred shares                                                      10,500         10,500
Contributed surplus                                                  195,596        195,596
Retained earnings                                                     43,843         19,256
Accumulated other comprehensive loss                                  (3,935)        (4,683)
--------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                        $   250,506    $   225,171
--------------------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS                           $ 1,904,218    $ 1,740,514
============================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                           2000        1999        1998
-------------------------------------------------------------------------------------
REVENUE:
 Premiums                                          $  13,992    $ 10,185    $  9,290
 Consideration paid on reinsurance terminated             --          --     (40,975)
 Fee income                                          113,293      77,899      55,322
 Net investment income                                 8,295       6,784       6,128
 Realized investment gains (losses)                      305       1,051        (206)
 Other                                                    --         152         307
-------------------------------------------------------------------------------------
TOTAL REVENUE                                      $ 135,885    $ 96,071    $ 29,866
-------------------------------------------------------------------------------------
BENEFITS AND EXPENSES:
 Policyholder benefits and claims                  $  23,394    $ 14,820    $ 16,541
 Reduction of reserves on reinsurance terminated          --          --     (40,975)
 Operating costs and expenses                         59,921      41,617      41,676
 Commissions                                           6,716       2,189       2,561
 Amortization of deferred acquisition costs           10,135       2,718       9,266
 Interest expense                                         66          50       1,722
 Policyholder dividends                                  167         171         221
-------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                          100,399      61,565      31,012
-------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                     35,486      34,506      (1,146)
-------------------------------------------------------------------------------------
INCOME TAX (EXPENSE) BENEFIT                         (10,899)    (12,586)        392
-------------------------------------------------------------------------------------
NET INCOME (LOSS)                                  $  24,587    $ 21,920    $   (754)
=====================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                                  COMMON                                 ACCUMULATED
                                    AND                     RETAINED        OTHER          TOTAL
FOR THE YEARS ENDED DECEMBER 31  PREFERRED  CONTRIBUTED     EARNINGS    COMPREHENSIVE   CAPITAL AND
($ thousands)                     SHARES      SURPLUS       (DEFICIT)   INCOME (LOSS)     SURPLUS
---------------------------------------------------------------------------------------------------
Balance at January 1, 1998       $15,002      $ 98,569      $ (1,910)      $(4,892)      $106,769
Capital contribution                  --        94,527            --            --         94,527
Comprehensive income (loss)           --            --          (754)        2,655          1,901
---------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998       $15,002      $193,096      $ (2,664)      $(2,237)      $203,197
Capital contribution                  --         2,500            --            --          2,500
Comprehensive income (loss)           --            --        21,920        (2,446)        19,474
---------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999       $15,002      $195,596      $ 19,256       $(4,683)      $225,171
Comprehensive income                  --            --        24,587           748         25,335
---------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000       $15,002      $195,596      $ 43,843       $(3,935)      $250,506
===================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                                  2000        1999        1998
------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net Income (Loss)                                                          $ 24,587    $ 21,920    $   (754)
Adjustments to reconcile net income (loss) to net cash provided by (used
in) operating activities:
 Additions (deductions)  to policy liabilities and accruals                   5,833       6,563     (36,217)
 Deferred acquisition costs                                                 (71,045)    (39,540)    (43,065)
 Amortization of deferred acquisition costs                                  10,135       2,718       9,266
 Realized (gains) losses on investments                                        (305)     (1,051)        206
 Increase in deferred  income taxes                                          (3,354)       (592)     (1,796)
 Increase in income taxes payable                                               529      13,787       3,014
 Amount due to (from) affiliates                                             16,324      (7,984)     (1,811)
 Other                                                                        9,245      10,850       1,864
------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                        $ (8,051)   $  6,671    $(69,293)
------------------------------------------------------------------------------------------------------------
Investing Activities:
Fixed-maturity securities sold, matured or repaid                          $ 12,916    $  1,193    $ 27,852
Fixed-maturity securities purchased                                          (2,353)    (29,498)     (6,429)
Equity securities sold                                                           --      20,284       8,555
Equity securities purchased                                                    (755)        (14)     (8,082)
Net change in short-term investments                                         (2,675)     (6,483)      1,671
Net policy loans advanced                                                    (5,932)     (6,854)     (4,647)
------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                        $  1,201    $(21,372)   $ 18,920
------------------------------------------------------------------------------------------------------------
Financing Activities:
Deposits to policyholder account balances                                  $ 14,207    $ 11,526    $  7,981
Withdrawals from policyholder account balances                               (8,692)     (3,231)     (5,410)
Capital contribution                                                             --          --      51,709
------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                        $  5,515    $  8,295    $ 54,280
------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents:
(Decrease) increase during the year                                          (1,335)     (6,406)      3,907
Balance, beginning of year                                                   17,383      23,789      19,882
------------------------------------------------------------------------------------------------------------
BALANCE, END OF YEAR                                                       $ 16,048    $ 17,383    $ 23,789
============================================================================================================

The accompanying notes are an integral part of these consolidated financial statements.

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                            (In Thousands of Dollars)


1.       ORGANIZATION

         The Manufacturers Life Insurance Company of America (hereafter referred to as "ManAmerica" or the "Company") is a direct wholly-owned U.S. subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"), which is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"), which in turn is a wholly-owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial."

         The Company issues and sells variable universal life insurance products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional life insurance products for the Taiwanese market.

         The Company owns 100% of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily three wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, Manufacturers Advisor Corporation ("MAC"), an investment fund management company, and Manulife Capital Corporation ("MCC"), an investment holding company.

2.       SIGNIFICANT ACCOUNTING POLICIES

      a) BASIS OF PRESENTATION

         The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") and include the accounts and operations, after intercompany eliminations, of the Company and its wholly-owned subsidiary, Holdco.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

      b) RECENT ACCOUNTING STANDARDS

         In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). SFAS No. 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. The Statement also addresses contracts that contain embedded derivatives, such as certain insurance contracts. SFAS No. 133 requires that an entity recognizes all derivatives as either assets or liabilities on the balance sheet at fair value. In July 1999, the FASB issued Statement 137, which delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138 which made certain changes to the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No.
         133. Effective January 1, 2001, all derivative instruments will be reported on the Consolidated Balance Sheets at their fair value, with changes in fair value recorded in income or equity, depending on the nature of the derivative instrument. Changes in the fair value of derivatives that are not designated as hedges will be recognized in current period earnings.

         The Company has no derivative instruments as at December 31, 2000 and; therefore, there are no current accounting implications to the Company in regards to SFAS No. 133.

      c) INVESTMENTS

         The Company classifies all of its fixed-maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income (loss) after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments include investments with maturities of less than one year as at the date of acquisition.

     d) CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     e) DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses, which vary with and are primarily related to the production of new business, are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable universal life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income (loss). DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

      f) POLICYHOLDER LIABILITIES

         For variable annuity and variable universal life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders.

         Policyholder liabilities for traditional life insurance policies are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense, and interest rate yields that were established in the year of issue.

      g) SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable universal life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

      h) REVENUE RECOGNITION

         Fee income from variable annuity and variable universal life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the Company for future services are deferred and recognized in income over the period in which they are earned, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

     i) EXPENSES

         Expenses for variable annuity and variable universal life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.

     j) REINSURANCE

         The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various contracts including yearly renewable term, coinsurance and modified coinsurance. Reinsurance premiums, policy charges for cost of insurance, and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, fees, and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.

      k) FOREIGN EXCHANGE

         The balance sheet and statement of income of the Company's foreign operations are translated into U.S. dollars using the current exchange and average exchange rates respectively. Translation adjustments are included in accumulated other comprehensive income (loss).

      l) INCOME TAX

         Income taxes have been provided for in accordance with SFAS No. 109 "Accounting for Income Taxes." The Company files a U.S. consolidated income tax return. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities, and their recorded amounts for financial reporting purposes. Income taxes payable represents amounts due to ManUSA in connection with the consolidated return.

      m) RECLASSIFICATIONS

         Certain prior year amounts have been reclassified to conform to the current year presentation.

3.       INVESTMENTS AND INVESTMENT INCOME

      a) FIXED-MATURITY AND EQUITY SECURITIES

         At December 31, 2000 and 1999, all fixed-maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:

                                                          GROSS            GROSS
                                                        UNREALIZED       UNREALIZED
AS AT DECEMBER 31,                 AMORTIZED COST         GAINS            LOSSES            FAIR VALUE
($ thousands)                      2000      1999      2000    1999    2000      1999       2000      1999
------------------------------------------------------------------------------------------------------------
FIXED-MATURITY SECURITIES:
U.S. government                   $39,280   $50,714   $1,339   $ --   $ (13)   $  (936)   $40,606   $49,778
Foreign governments                12,454    13,218      901    385      --         --     13,355    13,603
Corporate                          11,018     9,848      156     39    (116)      (187)    11,058     9,700
------------------------------------------------------------------------------------------------------------
Total fixed-maturity securities   $62,752   $73,780   $2,396   $424   $(129)   $(1,123)   $65,019   $73,081
============================================================================================================
Equity securities                 $   755   $    --   $    9   $ --   $  --    $    --    $   764   $    --
============================================================================================================

         Proceeds from sales of fixed-maturity securities were $11,659, $0 and $26,105 for 2000, 1999 and 1998 respectively. Gross realized gains and gross realized losses on those sales were $391 and $0 for 2000, $0 for 1999, and $362 and $107 for 1998 respectively.

         There were no sales of equity securities during 2000. Proceeds from sales of equity securities during 1999 and 1998 were $20,284 and $8,555 respectively. Gross gains of $1,051 and gross losses of $0 were realized on those sales during 1999, and $16 and $477 during 1998 respectively.

         The contractual maturities of fixed-maturity securities are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         AS AT DECEMBER 31, 2000
         ($ thousands)                          AMORTIZED COST      FAIR VALUE
         ---------------------------------------------------------------------
         FIXED-MATURITY SECURITIES
              One year or less                    $ 20,383           $ 20,377
              Greater than 1; up to 5 years          8,932              9,225
              Greater than 5; up to 10 years        19,614             20,378
              Due after 10 years                    13,823             15,039
         ---------------------------------------------------------------------
         TOTAL FIXED-MATURITY SECURITIES          $ 62,752           $ 65,019
         ---------------------------------------------------------------------

      b) INVESTMENT INCOME

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                        2000       1999       1998
         ----------------------------------------------------------------
         Fixed-maturity securities         $ 4,510    $ 3,686    $ 4,078
         Equity securities                      --         --        227
         Other investments                   4,066      3,371      2,082
         ----------------------------------------------------------------
         Gross investment income             8,576      7,057      6,387
         ----------------------------------------------------------------
         Investment expenses                  (281)      (273)      (259)
         ----------------------------------------------------------------
         NET INVESTMENT INCOME             $ 8,295    $ 6,784    $ 6,128
         ================================================================

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                                         2000        1999       1998
--------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                 $ 24,587    $ 21,920    $  (754)
--------------------------------------------------------------------------------------------------
OTHER COMPREHENSIVE INCOME (LOSS), NET OF INCOME TAX:
Unrealized holding gains (losses) arising during the period          2,127      (2,599)     2,435
Less: Reclassification adjustment for realized gains and losses included
    In net income (loss)                                      198         683       (134)
Foreign currency translation                                        (1,181)        836         86
--------------------------------------------------------------------------------------------------
Other comprehensive income (loss)                                      748      (2,446)     2,655
--------------------------------------------------------------------------------------------------
COMPREHENSIVE INCOME                                              $ 25,335    $ 19,474    $ 1,901
--------------------------------------------------------------------------------------------------

         Other comprehensive income (loss) is reported net of tax (benefit) expense of $(1,038), $1,767, and ($1,430) for 2000, 1999, and 1998
         respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                  2000         1999         1998
--------------------------------------------------------------------------------
Balance at January 1,                     $ 201,642    $ 163,506    $ 130,355
Capitalization                               71,045       39,540       43,065
Accretion of interest                        15,218       14,407       11,417
Amortization                                (25,353)     (17,125)     (20,683)
Effect of net unrealized (losses) gains
     on securities available for sale          (486)       1,039         (784)
Foreign currency                               (642)         275          136
--------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                    $ 261,424    $ 201,642    $ 163,506
================================================================================

6.       INCOME TAXES

         Components of income tax (expense) benefit were as follows:

      FOR THE YEARS ENDED DECEMBER 31
      ($ thousands)                         2000        1999       1998
--------------------------------------------------------------------------------
      Current expense                   $(14,336)   $(13,178)   $(1,404)
      Deferred benefit                     3,437         592      1,796
--------------------------------------------------------------------------------
      TOTAL (EXPENSE) BENEFIT           $(10,899)   $(12,586)   $   392
================================================================================

         Income before federal income taxes differs from taxable income principally due to tax-exempt investment income, dividends received tax deductions, and differences in the treatment of policy acquisition costs and reserves for policy and contract liabilities for tax and financial reporting purposes.

         The Company's deferred income tax asset (liability), which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:

         AS AT DECEMBER 31
         ($ thousands)                                  2000      1999
--------------------------------------------------------------------------------
         DEFERRED TAX ASSETS:
          Differences in computing policy reserves   $65,351   $47,884
          Investments                                     93       246
          Other deferred tax assets                    2,755     2,768
--------------------------------------------------------------------------------
         Deferred tax assets                         $68,199   $50,898
--------------------------------------------------------------------------------
         DEFERRED TAX LIABILITIES:
          Deferred acquisition costs                 $63,172   $49,103
          Investments                                    878       136
          Policyholder dividends payable                  86        63
--------------------------------------------------------------------------------
         Deferred tax liabilities                    $64,136   $49,302
--------------------------------------------------------------------------------
         NET DEFERRED TAX ASSETS                     $ 4,063   $ 1,596
================================================================================

         The Company files a consolidated federal income tax return. The Company's subsidiaries file separate state income tax returns. The method of allocation among the companies is subject to a written tax sharing agreement under which the tax liability is allocated to each member on a pro rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to each of the respective companies will not be more than what the Company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates, which are settled periodically.

         At December 31, 2000, the consolidated group has utilized all available operating loss carryforwards and net capital loss carryforwards.

7.       CAPITAL AND SURPLUS

         The Company has two classes of capital stock, as follows:

        AS AT DECEMBER 31:
        ($ thousands, except per share amounts)          2000      1999
--------------------------------------------------------------------------------
        AUTHORIZED:
         5,000,000 Common shares, Par value $1
         5,000,000 Preferred shares, Par value $100
        ISSUED AND OUTSTANDING:
         4,501,861 Common shares                      $ 4,502   $ 4,502
            105,000 Preferred shares                   10,500    10,500
--------------------------------------------------------------------------------
        TOTAL                                         $15,002   $15,002
================================================================================

         On January 29, 1999 in exchange for one common share, ManUSA contributed $1,722 that represented a receivable from a subsidiary to the Company. On April 15, 1999, ManUSA contributed an additional amount receivable of $778 from a subsidiary to the Company, which was recorded as a capital contribution.

         The Company is subject to statutory limitations on the payment of dividends to its parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.

         The aggregate statutory capital and surplus of the Company at December 31, 2000 was $120,298 (1999 $137,039). The aggregate statutory net income (loss) of the Company for the year ended 2000 was $(18,679); 1999 $5,770; 1998 $(23,491). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP as followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves.

8.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and the estimated fair values of certain of the Company's financial instruments were as follows:

         AS AT DECEMBER 31, 2000                      CARRYING    ESTIMATED
         ($ thousands)                                 VALUE      FAIR VALUE
--------------------------------------------------------------------------------
         ASSETS:
              Fixed-maturity and equity securities   $   65,783   $   65,783
              Short-term investments                      9,621        9,621
              Policy loans                               32,106       32,106
              Cash and cash equivalents                  16,048       16,048
              Separate account assets                 1,498,540    1,498,540

         LIABILITIES:
              Separate account liabilities            1,498,540    1,498,540
--------------------------------------------------------------------------------

         The following methods and assumptions were used to estimate the fair values of the above financial instruments:

         FIXED-MATURITY AND EQUITY SECURITIES: Fair values of fixed-maturity and equity securities were based on quoted market prices, where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services.

         SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values approximate fair values.

         POLICY LOANS: Carrying values approximate fair values.

         SEPARATE ACCOUNT ASSETS AND LIABILITIES: The carrying amounts in the balance sheet for separate account assets and liabilities approximate their fair values.

9.       RELATED PARTY TRANSACTIONS

         The Company has formal service agreements with MLI and ManUSA which can be terminated by any party upon two months notice. Under the agreements, the Company will pay direct operating expenses incurred each year by both MLI and ManUSA on its behalf. Services provided under the agreement include legal, accounting, actuarial, investment, data processing, and certain other administrative services. Costs incurred under these agreements were $30,951, $28,214, and $34,070 in 2000, 1999 and 1998 respectively. At December 31, 2000, the Company had a net payable to MLI and ManUSA for these services of $19,294 (1999 - a net receivable of $2,552). In addition, there were $22,442, $10,489 and $12,817 of agents bonuses allocated to the Company during 2000, 1999 and 1998, respectively, which are included in deferred acquisition costs.

         The Company shares office facilities and personnel with its affiliates. Such shared costs and expenses are allocated to the Company and its subsidiaries based on time and usage.

         The Company has several reinsurance agreements with affiliated companies which may be terminated upon specified notice by either party. These agreements are summarized as follows:

         (a) On December 31, 2000, the stop loss reinsurance treaties under which the Company had ceded the risk in excess of $25 per life on its variable and single premium life products to MRC were terminated. No gain or loss resulted from the termination of these treaties.

         (b) The Company cedes the excess of a $10,000 retention limit up to the consolidated group retention limit of $15,000 on survivorship cases via yearly-renewable-term reinsurance with ManUSA. Effective February 28, 1999, the Company recaptured the excess of the $10,000 retention limit up to the consolidated group retention limit of $15,000 on survivorship cases, effectively retaining the full $15,000.

         (c) The Company cedes the risk in excess of New Taiwan Dollar ("NTD") $2,500 per life on its Taiwan individual and group life business to Manulife Reinsurance Limited under the terms of a yearly-renewable-term reinsurance agreement. The Company also cedes a small portion of its Taiwan accident and health business under the same treaty.


         Selected amounts relating to the above treaties reflected in the financial statements are as follows:

          FOR THE YEARS ENDED DECEMBER 31
          ($ thousands)                         2000     1999     1998
--------------------------------------------------------------------------------
          Life and annuity premiums assumed   $   --   $   --   $   48
          Life and annuity premiums ceded      1,893    1,573    1,605
          Policy reserves ceded                   42       84      145
--------------------------------------------------------------------------------

         There were no reinsurance recoveries on ceded reinsurance contracts to affiliates during 2000, 1999 and 1998.

         The Company and MLI have entered into an agreement whereby MLI provides a claim-paying guarantee to the Company's U.S. policyholders. This claims paying guarantee does not apply to the Company's separate account contract holders.

10.      REINSURANCE

         In the normal course of business, the Company cedes reinsurance to third parties. The Company remains liable for amounts ceded in the event that third party reinsurers do not meet their obligations.

         The effects of reinsurance on premiums were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                        2000      1999      1998
--------------------------------------------------------------------------------
         Direct premiums                   $21,302   $15,590   $13,857
         Reinsurance ceded                   7,310     5,405     4,567
--------------------------------------------------------------------------------
         TOTAL PREMIUMS                    $13,992   $10,185   $ 9,290
================================================================================

         Reinsurance recoveries on ceded reinsurance contracts with third parties were $2,190, $1,707 and $1,362 during 2000, 1999 and 1998 respectively.

11.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes, and other matters are not considered material.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
SEPARATE ACCOUNT THREE

Audited Financial Statements

Years ended December 31, 2000 and 1999 with Report of Independent Auditors

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Audited Financial Statements


                     Years ended December 31, 2000 and 1999



                                    CONTENTS

Report of Independent Auditors .............................................   1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity ............................   2
Statements of Operations and Changes in Contract Owners' Equity ............   3
Notes to Financial Statements ..............................................  21

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of America Separate Account Three

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of America Separate Account Three as of December 31, 2000 and the related statements of operations and changes in contract owners' equity for each of the periods presented therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America Separate Account Three at December 31, 2000, and the results of its operations and the changes in its contract owners' equity for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ Ernst & Young LLP

February 2, 2001

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2000

ASSETS
Investments at market value:
    Sub-Accounts:
     Aggressive Growth Trust - 414,568 shares (cost $8,317,795)                        $  7,404,188
     All Cap Growth Trust - 917,816 shares (cost $21,435,305)                            18,952,901
     Balanced Trust - 2,301,089 shares (cost $41,156,745)                                35,574,830
     Blue Chip Growth Trust - 1,740,059 shares (cost $34,754,268)                        35,027,389
     Diversified Bond Trust - 311,760 shares (cost $3,265,279)                            3,264,125
     Dynamic Growth Trust - 185,672 shares (cost $2,011,883)                              1,481,662
     Emerging Small Company Trust - 2,675,893 shares (cost $68,799,429)                  93,709,783
     Equity Income Trust - 1,541,771 shares (cost $24,918,914)                           25,947,998
     Equity Index Trust - 4,534,540 shares (cost $72,791,172)                            74,366,453
     Global Bond Trust 64,239 shares (cost $737,497)                                        733,612
     Global Equity Trust - 604,842 shares (cost $10,311,871)                             11,177,484
     Growth Trust - 929,129 shares (cost $21,769,812)                                    16,482,743
     Growth and Income Trust - 1,839,411 shares (cost $49,602,514)                       52,496,785
     High Yield Trust - 396,203 shares (cost $5,141,212)                                  4,615,768
     Income and Value Trust - 566,502 shares (cost $6,727,177)                            5,982,262
     International Index Trust - 14,306 shares (cost $165,548)                              158,938
     International Small Cap Trust - 403,953 shares (cost $7,928,391)                     6,624,824
     International Stock Trust - 2,081,416 shares (cost $29,313,291)                     26,662,943
     International Value Trust - 133,744 shares (cost $1,579,527)                         1,612,952
     Internet Technologies Trust - 91,624 shares (cost $1,060,691)                          644,117
     Investment Quality Bond Trust - 2,262,945 shares (cost $26,320,858)                 26,566,974
     Large Cap Growth Trust - 1,041,019 shares (cost $15,668,005)                        13,096,022
     Lifestyle Aggressive 1000 Trust - 355,321 shares (cost $4,789,421)                   4,651,150
     Lifestyle Balanced 640 Trust - 732,304 shares (cost $9,796,654)                      9,915,393
     Lifestyle Conservative 280 Trust - 16,890 shares (cost $221,862)                       222,609
     Lifestyle Growth 820 Trust - 1,751,576 shares (cost $24,247,282)                    23,821,430
     Lifestyle Moderate 460 Trust - 122,270 shares (cost $1,633,000)                      1,590,737
     Mid Cap Blend Trust - 1,932,550 shares (cost $37,279,394)                           33,858,271
     Mid Cap Index Trust - 41,943 shares (cost $556,459)                                    550,706
     Mid Cap Stock Trust - 144,085 shares (cost $1,819,018)                               1,743,424
     Money Market Trust - 6,389,899 shares (cost $63,898,986)                            63,898,986
     Overseas Trust - 581,540 shares (cost $7,200,225)                                    6,926,139
     Pacific Rim Emerging Markets Trust - 1,127,991 shares (cost $10,976,143)             9,249,526
     Quantitative Equity Trust - 2,533,760 shares (cost $57,968,253)                     66,536,535
     Real Estate Securities Trust - 1,509,058 shares (cost $23,955,631)                  23,496,035
     Science and Technology Trust - 1,260,592 shares (cost $42,396,074)                  29,296,160
     Small Cap Index Trust - 13,777 shares (cost $165,715)                                  155,544
     Small Company Blend Trust - 158,597 shares (cost $2,356,277)                         1,793,734
     Small Company Value Trust - 240,324 shares (cost $2,971,748)                         3,119,400
     Strategic Bond Trust - 453,123 shares (cost $5,014,118)                              4,952,630
     Tactical Allocation Trust - 27,178 shares (cost $341,964)                              317,168
     Total Return Trust - 176,445 shares (cost $2,214,939)                                2,360,830
     Total Stock Market Index Trust - 26,376 shares (cost $316,787)                         293,833
     U.S. Government Securities Trust - 394,061 shares (cost $5,223,915)                  5,347,411
     U.S. Large Cap Value Trust - 576,467 shares (cost $7,414,578)                        7,545,950
     Value Trust - 552,755 shares (cost $7,722,162)                                       9,109,405
     500 Index Trust - 474,340 shares (cost $5,624,453)                                   5,350,558
                                                                                          ---------
Total assets                                                                           $778,688,317
                                                                                       ============

CONTRACT OWNERS' EQUITY

Variable life contracts                                             $778,688,317
                                                                    ============

See accompanying notes.

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

         Statements of Operations and Changes in Contract Owners' Equity



                                                                                     SUB-ACCOUNT
                                                       ----------------------------------------------------------------------
                                                              AGGRESSIVE GROWTH                       ALL CAP GROWTH
                                                       ----------------------------------------------------------------------
                                                        YEAR ENDED          YEAR ENDED        YEAR ENDED            YEAR ENDED
                                                        DEC. 31/00          DEC. 31/99        DEC. 31/00            DEC. 31/99
                                                       ----------------------------------------------------------------------
Income:
    Net investment income (loss) during the year       $      --          $      --          $  1,203,584        $    893,908
    Realized gain (loss) during the year                   781,308            201,319           1,755,854             465,497
    Unrealized appreciation (depreciation)
     during the year                                    (1,388,722)           399,725          (5,835,143)          2,522,463
                                                       ----------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (607,414)           601,044          (2,875,705)          3,881,868
                                                       ----------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                             2,881,144            595,127           5,299,576           1,888,993
    Transfer on termination                               (306,391)          (133,411)         (1,097,397)           (645,925)
    Transfer on policy loans                               (53,389)              (156)           (261,519)            (17,003)
    Net interfund transfers                              3,030,368           (206,543)          3,919,834           2,996,672
                                                       ----------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                               5,551,732            255,017           7,860,494           4,222,737
                                                       ----------------------------------------------------------------------
Total increase (decrease) in assets                      4,944,318            856,061           4,984,789           8,104,605

Assets beginning of year                                 2,459,870          1,603,809          13,968,112           5,863,507
                                                       ----------------------------------------------------------------------
Assets end of year                                     $ 7,404,188        $ 2,459,870        $ 18,952,901        $ 13,968,112
                                                       ======================================================================


See accompanying notes.

                                                      SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
                                                                                CAPITAL
             BALANCED                           BLUE CHIP GROWTH              GROWTH BOND                DIVERSIFIED BOND
----------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED           YEAR ENDED         YEAR ENDED
 DEC. 31/00          DEC. 31/99          DEC. 31/00          DEC. 31/99        DEC. 31/99           DEC. 31/00         DEC. 31/99
----------------------------------------------------------------------------------------------------------------------------------
$  1,922,658        $  3,363,625        $  1,256,181        $    704,256        $  1,504,363        $   236,515        $    96,499
     720,883           1,479,053           1,099,991             613,535            (404,112)           (34,002)            (9,175)

  (6,253,446)         (5,660,915)         (3,834,145)          2,347,320          (1,309,718)            45,990            (72,120)
----------------------------------------------------------------------------------------------------------------------------------

  (3,609,905)           (818,237)         (1,477,973)          3,665,111            (209,467)           248,503             15,204
----------------------------------------------------------------------------------------------------------------------------------


   4,618,303           5,916,660          10,092,471           6,033,752           1,253,415            815,715            561,745
  (5,579,871)         (5,526,738)         (2,477,865)         (1,605,280)           (627,273)          (127,254)           (59,417)
    (296,021)           (340,550)           (326,876)           (118,582)            (25,224)           (39,836)            (1,024)
  (4,910,092)         (4,108,655)          3,417,891           7,106,796         (21,636,729)           623,649            276,738
----------------------------------------------------------------------------------------------------------------------------------

  (6,167,681)         (4,059,283)         10,705,621          11,416,686         (21,035,811)         1,272,274            778,042
----------------------------------------------------------------------------------------------------------------------------------
  (9,777,586)         (4,877,520)          9,227,648          15,081,797         (21,245,278)         1,520,777            793,246

  45,352,416          50,229,936          25,799,741          10,717,944          21,245,278          1,743,348            950,102
----------------------------------------------------------------------------------------------------------------------------------
$ 35,574,830        $ 45,352,416        $ 35,027,389        $ 25,799,741        $       --          $ 3,264,125        $ 1,743,348
==================================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                            SUB-ACCOUNT
                                                         -----------------------------------------------------
                                                           DYNAMIC
                                                           GROWTH                  EMERGING SMALL COMPANY
                                                         -----------------------------------------------------
                                                         PERIOD ENDED         YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00**         DEC. 31/00           DEC. 31/99
                                                         -----------------------------------------------------
   Income:
      Net investment income (loss) during the year       $      --          $  10,861,111        $     931,296
      Realized gain (loss) during the year                   (34,245)           6,301,844            2,234,670
      Unrealized appreciation (depreciation)
       during the year                                      (530,220)         (20,697,016)          40,955,434
                                                         -----------------------------------------------------
   Net increase (decrease) in assets from
      operations                                            (564,465)          (3,534,061)          44,121,400
                                                         -----------------------------------------------------

   Changes from principal transactions:
      Transfer of net premiums                             1,038,582           10,324,298            9,489,193
      Transfer on termination                               (116,055)         (11,469,437)          (8,527,672)
      Transfer on policy loans                               (44,428)          (1,229,828)            (504,673)
      Net interfund transfers                              1,168,028           (2,950,927)          (8,765,065)
                                                         -----------------------------------------------------
   Net increase (decrease) in assets from
      principal transactions                               2,046,127           (5,325,894)          (8,308,217)
                                                         -----------------------------------------------------
   Total increase (decrease) in assets                     1,481,662           (8,859,955)          35,813,183

   Assets beginning of year                                     --            102,569,738           66,756,555
                                                         -----------------------------------------------------
   Assets end of year                                    $ 1,481,662        $  93,709,783        $ 102,569,738
                                                         =====================================================


** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                 SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
          EQUITY INCOME                            EQUITY INDEX                        GLOBAL BOND
----------------------------------------------------------------------------------------------------------
 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED        YEAR ENDED       YEAR ENDED
 DEC. 31/00          DEC. 31/99          DEC. 31/00          DEC. 31/99        DEC. 31/00       DEC. 31/99
----------------------------------------------------------------------------------------------------------
$  2,760,281        $  1,458,179        $    221,869        $  1,825,519        $  18,358        $  43,890
     (80,630)            374,940           2,696,756           3,651,616           (7,326)         (70,367)

     150,879          (1,255,027)        (10,555,450)          5,860,560            4,720          (14,905)
----------------------------------------------------------------------------------------------------------

   2,830,530             578,092          (7,636,825)         11,337,695           15,752          (41,382)
----------------------------------------------------------------------------------------------------------


   3,349,523           3,893,423          15,766,592          18,917,139          220,199          124,531
  (1,273,761)         (1,286,389)         (6,954,587)         (4,357,423)         (33,905)         (33,062)
     (53,101)            (77,443)           (248,765)           (494,140)          (2,085)             (11)
    (900,697)            311,991          (1,523,237)          5,753,290          (39,466)        (117,727)
----------------------------------------------------------------------------------------------------------

   1,121,964           2,841,582           7,040,003          19,818,866          144,743          (26,269)
----------------------------------------------------------------------------------------------------------
   3,952,494           3,419,674            (596,822)         31,156,561          160,495          (67,651)

  21,995,504          18,575,830          74,963,275          43,806,714          573,117          640,768
----------------------------------------------------------------------------------------------------------
$ 25,947,998        $ 21,995,504        $ 74,366,453        $ 74,963,275        $ 733,612        $ 573,117
==========================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)



                                                                                    SUB-ACCOUNT
                                                       -----------------------------------------------------------------------
                                                                GLOBAL EQUITY                              GROWTH
                                                       -----------------------------------------------------------------------
                                                        YEAR ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DEC. 31/00         DEC. 31/99          DEC. 31/00          DEC. 31/99
                                                       -----------------------------------------------------------------------
Income:
    Net investment income (loss) during the year       $  1,026,287        $   493,157        $  1,603,161        $    447,543
    Realized gain (loss) during the year                   (631,106)          (155,359)            695,686             530,120
    Unrealized appreciation (depreciation)
     during the year                                        740,951           (121,909)         (8,128,839)          2,359,746
                                                       -----------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            1,136,132            215,889          (5,829,992)          3,337,409
                                                       -----------------------------------------------------------------------

Changes from principal transactions:
    Transfer of net premiums                              2,106,572          1,527,332           6,069,409           2,817,768
    Transfer on termination                                (515,552)          (386,590)         (1,297,222)           (500,367)
    Transfer on policy loans                                (14,792)           (21,561)           (120,470)            (74,903)
    Net interfund transfers                               1,068,265          1,818,979           3,009,403           2,324,764
                                                       -----------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                2,644,493          2,938,160           7,661,120           4,567,262
                                                       -----------------------------------------------------------------------
Total increase (decrease) in assets                       3,780,625          3,154,049           1,831,128           7,904,671

Assets beginning of year                                  7,396,859          4,242,810          14,651,615           6,746,944
                                                       -----------------------------------------------------------------------
Assets end of year                                     $ 11,177,484        $ 7,396,859        $ 16,482,743        $ 14,651,615
                                                       =======================================================================


See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
          GROWTH AND INCOME                                HIGH YIELD                               INCOME AND VALUE
-------------------------------------------------------------------------------------------------------------------------------
 YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED            YEAR ENDED              YEAR ENDED
 DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99            DEC. 31/00              DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$  3,025,404           $  1,278,189           $     14,646           $    340,814           $  1,092,315           $    408,866
     985,560              1,264,337                (62,640)               (57,295)               (16,392)                13,556

  (7,885,806)             4,417,624               (346,754)               (69,365)              (833,733)               (94,286)
-------------------------------------------------------------------------------------------------------------------------------

  (3,874,842)             6,960,150               (394,748)               214,154                242,190                328,136
-------------------------------------------------------------------------------------------------------------------------------

  11,665,612              7,477,562              1,336,937                799,494              1,131,379              1,638,769
  (3,632,508)            (3,261,292)              (275,933)              (179,923)              (459,846)              (330,215)
    (666,144)              (176,590)               (56,383)                (4,294)               (15,719)                (9,200)
   1,931,597              2,945,525                182,737                891,770                329,751                  1,531
-------------------------------------------------------------------------------------------------------------------------------
   9,298,557              6,985,205              1,187,358              1,507,047                985,565              1,300,885
-------------------------------------------------------------------------------------------------------------------------------
   5,423,715             13,945,355                792,610              1,721,201              1,227,755              1,629,021

  47,073,070             33,127,715              3,823,158              2,101,957              4,754,507              3,125,486
-------------------------------------------------------------------------------------------------------------------------------
$ 52,496,785           $ 47,073,070           $  4,615,768           $  3,823,158           $  5,982,262           $  4,754,507
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                                         -------------------------------------------------------
                                                         INTERNATIONAL
                                                             INDEX                 INTERNATIONAL SMALL CAP
                                                         -------------------------------------------------------
                                                         PERIOD ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00**           DEC. 31/00           DEC. 31/99
                                                         -------------------------------------------------------
Income:
   Net investment income (loss) during the year          $     2,220           $ 1,275,987           $     9,451

   Realized gain (loss) during the year                         (982)             (941,463)            1,126,604
   Unrealized appreciation (depreciation)
     during the year                                          (6,610)           (2,864,772)            1,360,161
                                                         -------------------------------------------------------
Net increase (decrease) in assets from
   operations                                                 (5,372)           (2,530,248)            2,496,216
                                                         -------------------------------------------------------
Changes from principal transactions:
   Transfer of net premiums                                  125,117             2,151,313               826,503
   Transfer on termination                                    (5,611)             (399,289)             (206,773)
   Transfer on policy loans                                   (6,792)             (227,364)              (11,684)
   Net interfund transfers                                    51,596             2,099,442              (266,727)
                                                         -------------------------------------------------------
Net increase (decrease) in assets from
   principal transactions                                    164,310             3,624,102               341,319
                                                         -------------------------------------------------------
Total increase (decrease) in assets                          158,938             1,093,854             2,837,535

Assets beginning of year                                        --               5,530,970             2,693,435
                                                         -------------------------------------------------------
Assets end of year                                       $   158,938           $ 6,624,824           $ 5,530,970
                                                         =======================================================

     * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

     ** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

     See accompanying notes.

                                                         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                                              INTERNET
        INTERNATIONAL STOCK                  INTERNATIONAL VALUE            TECHNOLOGIES          INVESTMENT QUALITY BOND
------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED         YEAR ENDED         YEAR ENDED       PERIOD ENDED       PERIOD ENDED         YEAR ENDED         YEAR ENDED
  DEC. 31/00         DEC. 31/99         DEC. 31/00        DEC. 31/99*       DEC. 31/00**         DEC. 31/00         DEC. 31/99
------------------------------------------------------------------------------------------------------------------------------
$    141,854       $  2,378,902       $      4,865       $       --         $       --         $  1,764,230       $    115,157
   1,979,909          1,389,951            (24,646)            (6,853)              (156)           (65,106)          (118,167)

  (7,021,945)         2,728,312               (339)            33,763           (416,574)           543,010           (330,836)
------------------------------------------------------------------------------------------------------------------------------

  (4,900,182)         6,497,165            (20,120)            26,910           (416,730)         2,242,134           (333,846)
------------------------------------------------------------------------------------------------------------------------------

   4,769,383          3,991,679            970,793             67,544            613,893          3,717,837          2,534,307
  (2,042,903)        (1,409,171)           (57,439)            (5,873)           (49,773)        (2,138,923)        (1,228,511)
    (319,996)          (245,714)            (6,340)              --               (4,746)          (183,365)           (45,188)
     306,879           (561,839)           268,631            368,846            501,473           (247,524)        20,819,872
------------------------------------------------------------------------------------------------------------------------------

   2,713,363          1,774,955          1,175,645            430,517          1,060,847          1,148,025         22,080,480
------------------------------------------------------------------------------------------------------------------------------
  (2,186,819)         8,272,120          1,155,525            457,427            644,117          3,390,159         21,746,634

  28,849,762         20,577,642            457,427               --                 --           23,176,815          1,430,181
------------------------------------------------------------------------------------------------------------------------------
$ 26,662,943       $ 28,849,762       $  1,612,952       $    457,427       $    644,117       $ 26,566,974       $ 23,176,815
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                      SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                                 LARGE CAP GROWTH                     LIFESTYLE AGGRESSIVE 1000
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00          DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $  1,441,638         $    371,353         $    216,326         $    178,067
    Realized gain (loss) during the year                      21,675              100,576               (9,437)             (51,566)
    Unrealized appreciation (depreciation)
      during the year                                     (3,593,685)             677,804             (443,010)             371,856
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (2,130,372)           1,149,733             (236,121)             498,357
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                               4,930,460            1,349,722            1,402,412            1,220,401
    Transfer on termination                                 (935,574)            (310,785)            (465,958)            (711,359)
    Transfer on policy loans                                (149,564)             (20,962)              (1,220)              (3,817)
    Net interfund transfers                                4,710,968              876,677               (2,198)            (911,439)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                 8,556,290            1,894,652              933,036             (406,214)
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                        6,425,918            3,044,385              696,915               92,143


Assets beginning of year                                   6,670,104            3,625,719            3,954,235            3,862,092
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $ 13,096,022         $  6,670,104         $  4,651,150         $  3,954,235
                                                        ===========================================================================

 See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
        LIFESTYLE BALANCED 640                     LIFESTYLE CONSERVATIVE 280                       LIFESTYLE GROWTH 820
-------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
  DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99             DEC. 31/00             DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$    569,650           $    396,729           $     13,788           $     11,447           $  1,673,771           $    962,278
      86,155                (30,994)                  (844)                 1,866                 79,771                (74,308)

    (472,949)               510,201                  2,739                 (7,716)            (2,474,203)             1,958,069
-------------------------------------------------------------------------------------------------------------------------------

     182,856                875,936                 15,683                  5,597               (720,661)             2,846,039
-------------------------------------------------------------------------------------------------------------------------------

   3,308,556              3,129,737                 30,443                 42,811              5,916,596              5,461,863
    (883,442)            (1,094,958)                (9,144)                (8,329)            (2,038,161)            (1,622,631)
    (122,975)               (64,221)                  --                     --                 (134,239)              (279,099)
    (805,706)              (306,459)                70,433                (32,902)               127,472             (1,593,145)
-------------------------------------------------------------------------------------------------------------------------------

   1,496,433              1,664,099                 91,732                  1,580              3,871,668              1,966,988
-------------------------------------------------------------------------------------------------------------------------------
   1,679,289              2,540,035                107,415                  7,177              3,151,007              4,813,027

   8,236,104              5,696,069                115,194                108,017             20,670,423             15,857,396
-------------------------------------------------------------------------------------------------------------------------------
$  9,915,393           $  8,236,104           $    222,609           $    115,194           $ 23,821,430           $ 20,670,423
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                         SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                              LIFESTYLE MODERATE 460                        MID CAP BLEND
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00           DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $    164,841         $     49,688         $  4,905,140         $  3,059,165
    Realized gain (loss) during the year                      (8,201)              (1,920)            (440,187)            (531,319)
    Unrealized appreciation (depreciation)
      during the year                                        (93,118)              30,959           (6,852,403)           4,461,702
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                                63,522               78,727           (2,387,450)           6,989,548
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                                 499,839              324,816            5,698,436            5,041,183
    Transfer on termination                                 (278,844)             (80,708)          (2,255,941)          (1,858,127)
    Transfer on policy loans                                  (4,505)             (61,993)            (210,773)            (108,303)
    Net interfund transfers                                   34,843              336,696              333,630           (1,877,218)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                   251,333              518,811            3,565,352            1,197,535
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                          314,855              597,538            1,177,902            8,187,083


Assets beginning of year                                   1,275,882              678,344           32,680,369           24,493,286
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $  1,590,737         $  1,275,882         $ 33,858,271         $ 32,680,369
                                                        ============         ============         ============         ============

     * Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

     ** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

 See accompanying notes.

                                                        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
   MID CAP
    INDEX                   MID CAP STOCK                             MONEY MARKET                         OVERSEAS
------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED         YEAR ENDED       PERIOD ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
DEC. 31/00**         DEC. 31/00        DEC. 31/99*         DEC. 31/00         DEC. 31/99         DEC. 31/00         DEC. 31/99
------------------------------------------------------------------------------------------------------------------------------
$      9,975       $       --         $       --         $  2,837,122       $  1,699,216       $    410,096                $--
       2,568              4,809               (158)              --                 --             (743,314)           588,825

      (5,753)           (82,824)             7,230               --                 --             (806,861)           485,470
------------------------------------------------------------------------------------------------------------------------------

       6,790            (78,015)             7,072          2,837,122          1,699,216         (1,140,079)         1,074,295
------------------------------------------------------------------------------------------------------------------------------


      62,405          1,209,637            114,220         60,929,701         29,641,080          2,507,305            516,783
     (18,904)           (70,213)            (9,534)        (7,374,966)        (5,654,160)          (284,281)           (73,681)
        --               (1,970)              --             (602,642)           266,827           (199,359)           (14,262)
     500,415            497,797             74,430        (37,492,208)       (12,059,047)         1,670,197          1,464,007
------------------------------------------------------------------------------------------------------------------------------

     543,916          1,635,251            179,116         15,459,885         12,194,700          3,693,862          1,892,847
------------------------------------------------------------------------------------------------------------------------------
     550,706          1,557,236            186,188         18,297,007         13,893,916          2,553,783          2,967,142


        --              186,188               --           45,601,979         31,708,063          4,372,356          1,405,214
------------------------------------------------------------------------------------------------------------------------------
$    550,706       $  1,743,424       $    186,188       $ 63,898,986       $ 45,601,979       $  6,926,139       $  4,372,356
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       SUB-ACCOUNT
                                                        ---------------------------------------------------------------------------
                                                                    PACIFIC RIM
                                                                  EMERGING MARKETS                       QUANTITATIVE EQUITY
                                                        ---------------------------------------------------------------------------
                                                         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                         DEC. 31/00           DEC. 31/99           DEC. 31/00           DEC. 31/99
                                                        ---------------------------------------------------------------------------
Income:
    Net investment income (loss) during the year        $     37,735         $    188,217         $  8,207,833         $  5,044,334
    Realized gain (loss) during the year                   1,142,246            1,967,184            3,373,479            3,505,103
    Unrealized appreciation (depreciation)
      during the year                                     (3,893,747)           1,745,251           (7,729,114)           2,911,530
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    operations                                            (2,713,766)           3,900,652            3,852,198           11,460,967
                                                        ---------------------------------------------------------------------------

Changes from principal transactions:

    Transfer of net premiums                               1,890,887            1,679,389            8,153,108            7,800,323
    Transfer on termination                                 (692,836)            (471,769)          (8,068,279)          (5,396,356)
    Transfer on policy loans                                 (93,909)             (33,384)            (437,721)            (474,041)
    Net interfund transfers                                  349,025             (185,077)           1,180,710           (3,728,101)
                                                        ---------------------------------------------------------------------------
Net increase (decrease) in assets from
    principal transactions                                 1,453,167              989,159              827,818           (1,798,175)
                                                        ---------------------------------------------------------------------------
Total increase (decrease) in assets                       (1,260,599)           4,889,811            4,680,016            9,662,792


Assets beginning of year                                  10,510,125            5,620,314           61,856,519           52,193,727
                                                        ---------------------------------------------------------------------------
Assets end of year                                      $  9,249,526         $ 10,510,125         $ 66,536,535         $ 61,856,519
                                                        ===========================================================================

* Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

** Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                        SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                                              SMALL CAP
      REAL ESTATE SECURITIES                SCIENCE AND TECHNOLOGY             INDEX                SMALL COMPANY BLEND
------------------------------------------------------------------------------------------------------------------------------
  YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED       PERIOD ENDED         YEAR ENDED        PERIOD ENDED
  DEC. 31/00         DEC. 31/99         DEC. 31/00         DEC. 31/99       DEC. 31/00**         DEC. 31/00        DEC. 31/99*
------------------------------------------------------------------------------------------------------------------------------
$    725,501       $  1,081,197       $    875,644       $  1,831,034       $      5,143       $    166,689       $      7,350
    (368,039)            82,415          4,226,679          2,759,418             (1,758)          (184,160)             1,781

   4,345,939         (2,907,686)       (19,928,665)         5,368,742            (10,171)          (603,705)            41,163
------------------------------------------------------------------------------------------------------------------------------

   4,703,401         (1,744,074)       (14,826,342)         9,959,194             (6,786)          (621,176)            50,294
------------------------------------------------------------------------------------------------------------------------------


   2,709,003          3,182,121         11,215,089          3,767,735             94,350          1,152,722            174,380
  (1,866,577)        (2,092,541)        (2,826,592)          (796,754)            (6,716)           (46,909)           (10,104)
    (245,678)          (117,862)          (405,481)           (98,286)            (3,396)           (27,509)              --
    (847,081)        (2,881,180)         9,680,246          8,691,040             78,092            954,977            167,059
------------------------------------------------------------------------------------------------------------------------------

    (250,333)        (1,909,462)        17,663,262         11,563,735            162,330          2,033,281            331,335
------------------------------------------------------------------------------------------------------------------------------
   4,453,068         (3,653,536)         2,836,920         21,522,929            155,544          1,412,105            381,629


  19,042,967         22,696,503         26,459,240          4,936,311               --              381,629               --
------------------------------------------------------------------------------------------------------------------------------
$ 23,496,035       $ 19,042,967       $ 29,296,160       $ 26,459,240       $    155,544       $  1,793,734       $    381,629
==============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                           SUB-ACCOUNT
                                                                  --------------------------------------------------------------
                                                                      SMALL COMPANY VALUE                   STRATEGIC BOND
                                                                  --------------------------------------------------------------
                                                                  YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                  DEC. 31/00       DEC. 31/99        DEC. 31/00       DEC. 31/99
                                                                  --------------------------------------------------------------
Income:
  Net investment income (loss) during the year                    $    2,245       $      305        $  286,876       $  204,203
  Realized gain (loss) during the year                                93,029            7,291           (66,380)         (74,383)
  Unrealized appreciation (depreciation)
    during the year                                                   48,360           88,627            61,320          (62,876)
                                                                  --------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                                         143,634           96,223           281,816           66,944
                                                                  --------------------------------------------------------------

Changes from principal transactions:
  Transfer of net premiums                                           747,241          398,042         1,165,949          747,221
  Transfer on termination                                           (104,932)         (50,211)         (235,557)        (169,596)
  Transfer on policy loans                                            (9,018)            --             (45,301)         (15,952)
  Net interfund transfers                                          1,241,872          289,944           304,387          (49,496)
                                                                  --------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                                           1,875,163          637,775         1,189,478          512,177
                                                                  --------------------------------------------------------------
Total increase (decrease) in assets                                2,018,797          733,998         1,471,294          579,121

Assets beginning of year                                           1,100,603          366,605         3,481,336        2,902,215
                                                                  --------------------------------------------------------------
Assets end of year                                                $3,119,400       $1,100,603        $4,952,630       $3,481,336
                                                                  ==============================================================

*Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

                                                          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
  TACTICAL                                                           TOTAL STOCK
 ALLOCATION                       TOTAL RETURN                       MARKET INDEX                U.S. GOVERNMENT SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED            YEAR ENDED            PERIOD ENDED           PERIOD ENDED            YEAR ENDED            YEAR ENDED
DEC. 31/00**            DEC. 31/00             DEC. 31/99*           DEC. 31/00**            DEC. 31/00            DEC. 31/99
-------------------------------------------------------------------------------------------------------------------------------
$    11,333            $    29,836            $      --              $     2,748            $   319,991            $   143,586
        (20)                 6,187                   (252)                  (239)               (33,921)                21,642

    (24,796)               145,527                    364                (22,955)               189,826               (173,224)
-------------------------------------------------------------------------------------------------------------------------------
    (13,483)               181,550                    112                (20,446)               475,896                 (7,996)
-------------------------------------------------------------------------------------------------------------------------------

    270,846                800,492                102,093                199,595              1,442,818                933,102
     (7,090)               (68,577)               (17,463)                (9,092)              (420,953)              (302,051)
     (3,393)               (48,429)                  --                     --                    1,677                     75
     70,288              1,016,257                394,795                123,776               (710,743)               630,563
-------------------------------------------------------------------------------------------------------------------------------

    330,651              1,699,743                479,425                314,279                312,799              1,261,689
-------------------------------------------------------------------------------------------------------------------------------
    317,168              1,881,293                479,537                293,833                788,695              1,253,693

       --                  479,537                   --                     --                4,558,716              3,305,023
-------------------------------------------------------------------------------------------------------------------------------
$   317,168            $ 2,360,830            $   479,537            $   293,833            $ 5,347,411            $ 4,558,716
===============================================================================================================================

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

   Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                               SUB-ACCOUNT
                                                    -----------------------------------------------------------------
                                                         U.S. LARGE CAP VALUE                      VALUE
                                                    -----------------------------------------------------------------
                                                    YEAR ENDED        PERIOD ENDED       YEAR ENDED       YEAR ENDED
                                                    DEC. 31/00        DEC. 31/99*        DEC. 31/00       DEC. 31/99
                                                    -----------------------------------------------------------------
Income:
  Net investment income (loss) during the year      $    30,478       $      --         $      --         $   160,502
  Realized gain (loss) during the year                    2,018                18          (204,029)          (36,495)
  Unrealized appreciation (depreciation)
    during the year                                      35,510            95,862         1,955,231          (317,742)
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets from
  operations                                             68,006            95,880         1,751,202          (193,735)
                                                    -----------------------------------------------------------------
Changes from principal transactions:
  Transfer of net premiums                            3,097,133           373,681         1,668,925         1,586,580
  Transfer on termination                              (306,562)          (40,839)         (372,336)         (292,517)
  Transfer on policy loans                               (6,546)             --            (118,965)           (4,081)
  Net interfund transfers                             2,799,989         1,465,208         1,097,532           419,572
                                                    -----------------------------------------------------------------
Net increase (decrease) in assets from
  principal transactions                              5,584,014         1,798,050         2,275,156         1,709,554
                                                    -----------------------------------------------------------------
Total increase (decrease) in assets                   5,652,020         1,893,930         4,026,358         1,515,819

Assets beginning of year                              1,893,930              --           5,083,047         3,567,228
                                                    -----------------------------------------------------------------
Assets end of year                                  $ 7,545,950       $ 1,893,930       $ 9,109,405       $ 5,083,047
                                                    =================================================================

*Reflects the period from commencement of operations May 1, 1999 through December 31, 1999.

**Reflects the period from commencement of operations May 1, 2000 through December 31, 2000.

See accompanying notes.

            SUB-ACCOUNT
------------------------------
WORLDWIDE                                       TOTAL
  GROWTH           500 INDEX       --------------------------------
YEAR ENDED        PERIOD ENDED      YEAR ENDED          YEAR ENDED
DEC. 31/99        DEC. 31/00**      DEC. 31/00          DEC. 31/99
--------------------------------------------------------------------
$    11,362       $   11,246       $  51,387,171       $ 31,693,647
     68,678          (16,940)         22,080,244         20,827,272

    (14,108)        (273,894)       (115,641,365)        69,327,505
--------------------------------------------------------------------

     65,932         (279,588)        (42,173,950)       121,848,424
--------------------------------------------------------------------

    274,770        3,899,444         214,068,040        138,216,989
    (16,702)        (203,952)        (70,163,910)       (51,392,480)
    (11,284)         (18,727)         (7,067,602)        (3,208,585)
 (1,392,780)       1,953,381             275,952           (253,364)
--------------------------------------------------------------------

 (1,145,996)       5,630,146         137,112,480         83,362,560
--------------------------------------------------------------------
 (1,080,064)       5,350,558          94,938,530        205,210,984

  1,080,064             --           683,749,787        478,538,803
--------------------------------------------------------------------
$      --         $5,350,558       $ 778,688,317       $683,749,787
====================================================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                          Notes to Financial Statements

                                December 31, 2000


1. ORGANIZATION

The Manufacturers Life Insurance Company of America Separate Account Three (the Account) is a separate account established by The Manufacturers Life Insurance Company of America (the Company). The account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and invests in forty-seven sub-accounts of Manufacturers Investment Trust (the Trust). The account is a funding vehicle for allocation of net premiums under single premium variable life and variable universal life insurance contracts (the Contracts) issued by the Company. The Account was established by the Company, a life insurance company organized in 1983 under Michigan law. The Company is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company (Manulife Financial), a Canadian life insurance company. Each investment sub-account invests solely in shares of a particular portfolio of the Trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company.

The Company is required to maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, effective May 2, 2000, the following sub-account of the Account has been replaced with a new sub-account fund as follows:

   PREVIOUS FUND                                                NEW FUND
--------------------                                      --------------------
Mid Cap Growth Trust                                      All Cap Growth Trust

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


1. ORGANIZATION (CONTINUED)

The following sub-accounts of the Account were added as investment options for variable life insurance contract holders of Manufacturers Life of America:

                                                       Commencement of
                                                      Operations of the
                                                         Sub-accounts
                                                      -----------------
Dynamic Growth Trust                                     May 2, 2000
International Index Trust                                May 2, 2000
International Value Trust                                May 1, 1999
Internet Technologies Trust                              May 2, 2000
Mid Cap Index Trust                                      May 2, 2000
Mid Cap Stock Trust                                      May 1, 1999
Small Cap Index Trust                                    May 2, 2000
Small Company Blend Trust                                May 1, 1999
Tactical Allocation Trust                                May 2, 2000
Total Return Trust                                       May 1, 1999
Total Stock Market Index Trust                           May 2, 2000
U.S. Large Cap Value Trust                               May 1, 1999
500 Index Trust                                          May 2, 2000

2. SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset value of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

3. PREMIUM DEDUCTIONS

Manufacturers Life of America deducts certain charges for state, local, and federal taxes from the gross premium before placing the remaining net premiums in the sub-accounts.

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


4. PURCHASES AND SALES

The following table shows aggregate cost of shares purchased and proceeds from sales of each Trust portfolio for the period ended December 31, 2000:

                                             PURCHASES              SALES
                                           ---------------------------------
Aggressive Growth Trust                    $  8,019,899         $  2,468,166
All Cap Growth Trust                         16,182,742            7,118,664
Balanced Trust                                4,205,822            8,450,845
Blue Chip Growth Trust                       15,877,023            3,915,222
Diversified Bond Trust                        1,769,759              260,970
Dynamic Growth Trust                          2,197,718              151,590
Emerging Small Company Trust                 18,477,959           12,942,742
Equity Income Trust                           6,769,753            2,887,508
Equity Index Trust                           18,733,836           11,471,964
Global Bond Trust                               304,886              141,785
Global Equity Trust                          18,079,661           14,408,881
Growth Trust                                 11,696,647            2,432,366
Growth & Income Trust                        15,046,839            2,722,878
High Yield Trust                              2,427,826            1,225,821
Income and Value Trust                        2,514,745              436,865
International Index Trust                       174,861                8,331
International Small Cap Trust                16,507,631           11,607,542
International Stock Trust                    21,063,260           18,208,044
International Value Trust                     2,464,874            1,284,364
Internet Technologies Trust                   1,691,129              630,282
Investment Quality Bond Trust                 5,805,208            2,892,953
Large Cap Growth Trust                       11,430,246            1,432,319
Lifestyle Aggressive 1000 Trust               1,666,763              517,400
Lifestyle Balanced 640 Trust                  3,973,581            1,907,498
Lifestyle Conservative 280 Trust                120,201               14,680
Lifestyle Growth 820 Trust                    7,105,742            1,560,302
Lifestyle Moderate 460 Trust                    704,837              288,663
Mid Cap Blend Trust                          11,675,074            3,204,582
Mid Cap Index Trust                             858,391              304,500
Mid Cap Stock Trust                           2,505,863              870,613
Money Market Trust                          133,882,405          115,585,398
Overseas Trust                               21,862,479           17,758,521
Pacific Rim Emerging Markets Trust           10,745,858            9,254,956
Quantitative Equity Trust                    17,411,696            8,376,044
Real Estate Securities Trust                  3,372,234            2,897,066
Science & Technology Trust                   40,656,264           22,117,359
Small Cap Index Trust                           188,065               20,592
Small Company Blend Trust                     4,543,750            2,343,780
Small Company Value Trust                     2,836,537              959,130
Strategic Bond Trust                          2,180,768              704,413
Tactical Allocation Trust                       347,423                5,439
Total Return Trust                            2,007,281              277,702
Total Stock Market Index                        322,499                5,472
U.S. Government Securities Trust              2,117,690            1,484,900
U.S. Large Cap Value Trust                    6,193,938              579,446
Value Trust                                   3,939,653            1,664,497
500 Index Trust                               5,883,114              241,721
                                           ---------------------------------
Total                                      $488,544,430         $300,044,776
                                           =================================

              The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


5. UNIT VALUES

A summary of the accumulation unit values at December 31, 2000 and December 31, 1999 and the accumulation units and dollar value outstanding at December 31, 2000 for the variable life contracts are as follows:

                                                 1999                          2000
                                              -----------------------------------------------------------
                                              UNIT VALUE      UNIT VALUE       UNITS            DOLLARS
                                              -----------------------------------------------------------
Aggressive Growth Trust                       $    20.16      $    20.77       356,548      $   7,404,188
All Cap Growth Trust                               28.33           25.28       749,807         18,952,901
Balanced Trust                                     29.49           26.74     1,330,346         35,574,830
Blue Chip Growth Trust                             24.63           23.95     1,462,754         35,027,389
Diversified Bond Trust                             13.07           14.42       226,375          3,264,125
Dynamic Growth Trust                                --              7.98       185,672          1,481,662
Emerging Small Company Trust                       74.86           71.65     1,307,969         93,709,783
Equity Income Trust                                16.64           18.80     1,380,099         25,947,998
Equity Index Trust                                 23.78           21.57     3,447,963         74,366,453
Global Bond Trust                                  13.27           13.49        54,365            733,612
Global Equity Trust                                16.97           19.04       587,025         11,177,484
Growth Trust                                       25.46           18.51       890,331         16,482,743
Growth and Income Trust                            23.46           21.79     2,408,919         52,496,785
High Yield Trust                                   15.37           14.00       329,776          4,615,768
Income and Value Trust                             15.51           16.28       367,507          5,982,262
International Index Trust                           --             11.27        14,103            158,938
International Small Cap Trust                      26.16           18.53       357,528          6,624,824
International Stock Trust                          18.12           15.12     1,763,929         26,662,943
International Value Trust                          12.98           12.14       132,848          1,612,952
Internet Technologies Trust                         --              7.03        91,924            644,117
Investment Quality Bond Trust                      14.51           15.87     1,673,822         26,566,974
Large Cap Growth Trust                             19.42           16.65       786,413         13,096,022
Lifestyle Aggressive 1000 Trust                    17.21           16.33       284,768          4,651,150
Lifestyle Balanced 640 Trust                       16.76           17.18       577,034          9,915,393
Lifestyle Conservative 280 Trust                   15.74           16.95        13,131            222,609
Lifestyle Growth 820 Trust                         17.62           17.09     1,393,678         23,821,430
Lifestyle Moderate 460 Trust                       16.40           17.10        93,014          1,590,737
Mid Cap Blend Trust                                18.95           17.74     1,908,650         33,858,271
Mid Cap Index Trust                                 --             13.39        41,116            550,706
Mid Cap Stock Trust                                12.60           12.10       144,085          1,743,424
Money Market Trust                                 19.15           20.28     3,151,211         63,898,986
Overseas Trust                                     18.96           15.41       449,483          6,926,139
Pacific Rim Emerging Markets Trust                 11.85            8.97     1,031,699          9,249,526
Quantitative Equity Trust                          53.10           56.45     1,178,769         66,536,535
Real Estate Securities Trust                       30.30           38.08       616,941         23,496,035
Science & Technology Trust                         40.21           26.51     1,104,943         29,296,160
Small Cap Index                                     --             11.70        13,291            155,544
Small Company Blend Trust                          16.07           12.90       139,069          1,793,734
Small Company Value Trust                           9.21            9.76       319,683          3,119,400
Strategic Bond Trust                               14.11           15.15       326,940          4,952,630
Tactical Allocation Trust                           --             12.10        26,212            317,168
Total Return Trust                                 12.37           13.72       172,081          2,360,830
Total Stock Market Index Trust                      --             11.24        26,131            293,833
U.S. Government Securities Trust                   11.91           13.21       404,853          5,347,411
U.S. Large Cap Value Trust                         12.84           13.20       571,773          7,545,950
Value Trust                                        13.81           17.20       529,481          9,109,405
500 Index Trust                                     --             11.30       473,346          5,350,558
                                                                                            -------------
Total                                                                                       $ 778,688,317
                                                                                            =============

               The Manufacturers Life Insurance Company of America
                             Separate Account Three

                    Notes to Financial Statements (continued)


6. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly owned subsidiary of Manulife Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement with the Company. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Contracts. Registered representatives are compensated on a commission basis.

The Company has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, the Company pays for legal, actuarial, investment and certain other administrative services.